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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 5/31/18

Item 1. Schedule of Investments.

Invesco Corporate Bond Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	VK-CBD-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–88.93%

Advertising–0.05%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$769,000	$781,496

Aerospace & Defense–0.63%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	133,000	133,665
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	287,000	287,359
7.50%, 03/15/2025(b)	390,000	404,664
Harris Corp., Sr. Unsec. Notes, 4.40%, 06/15/2028	933,000	944,527
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	397,000	416,354
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	237,000	242,629
Rockwell Collins, Inc., Sr. Unsec. Notes, 3.20%, 03/15/2024	2,104,000	2,033,939
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 06/15/2023	1,671,000	1,688,017
4.60%, 06/15/2028	2,298,000	2,319,080
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	93,000	95,093
6.50%, 05/15/2025	725,000	737,252
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	601,000	616,025
		9,918,604

Agricultural & Farm Machinery–0.04%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	582,000	586,365

Agricultural Products–0.02%

Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	297,000	308,086

Air Freight & Logistics–0.53%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	5,294,000	4,874,641
C.H. Robinson Worldwide, Inc., Sr. Unsec. Global Notes, 4.20%, 04/15/2028	3,417,000	3,389,261
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	150,000	154,162
		8,418,064

	Principal Amount	Value

Airlines–5.65%

Air Canada Pass Through Trust (Canada), Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	$2,812,000	$2,705,439
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	3,375,000	3,248,809
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	2,935,000	2,837,787

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	1,805,172	1,802,058
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	1,864,613	1,826,985
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	2,571,124	2,489,127
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	4,384,828	4,117,222
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	1,812,446	1,805,649
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	2,614,500	2,659,639
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	3,112,679	3,068,152
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	4,077,000	3,989,354
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	2,775,000	2,702,511
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 04/15/2031	5,076,000	4,906,351
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	414,906	421,400
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 3.63%, 03/15/2022	9,961,000	9,902,522
3.80%, 04/19/2023	2,065,000	2,052,948
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	5,512,716	5,264,644

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Airlines–(continued)

Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	$6,460,119	$6,271,161
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	5,257,957	5,409,123
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	1,946,432	1,963,658
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	2,777,000	2,712,138
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	3,066,792	2,940,067
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 09/01/2031	4,854,000	4,786,312
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	4,574,000	4,487,195
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	4,986,000	4,934,520
		89,304,771

Alternative Carriers–0.08%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	372,000	382,714
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	328,000	337,840
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	274,000	261,122
5.38%, 05/01/2025	372,000	360,840
		1,342,516

Aluminum–0.06%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	400,000	425,080
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	41,000	40,286
6.25%, 08/15/2024(b)	419,000	425,327
		890,693

Apparel Retail–0.09%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	529,000	507,840
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	609,000	622,702
6.75%, 07/01/2036	63,000	57,015
6.88%, 11/01/2035	252,000	230,265
		1,417,822

	Principal Amount	Value

Apparel, Accessories & Luxury Goods–0.04%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	$86,000	$84,388
4.88%, 05/15/2026(b)	496,000	481,120
		565,508

Asset Management & Custody Banks–1.11%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	4,515,000	4,605,933
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	1,435,000	1,425,789
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	4,355,000	4,580,899
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,900,000	6,286,171
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	668,000	709,550
		17,608,342

Auto Parts & Equipment–0.05%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	165,000	163,969
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	101,000	102,136
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	283,000	270,972
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	214,000	202,765
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	112,000	109,340
		849,182

Automobile Manufacturers–0.50%

General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	3,805,000	3,815,984
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	1,175,000	1,164,215
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,177,000	2,179,132
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	670,000	683,400
		7,842,731

Automotive Retail–0.90%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	3,400,000	3,506,972
5.75%, 05/01/2020	3,940,000	4,128,906
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	144,000	141,840
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	373,000	370,203

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Automotive Retail–(continued)

O’Reilly Automotive, Inc., Sr. Unsec. Global Notes, 4.35%, 06/01/2028	$5,582,000	$5,602,301
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	483,000	476,962
		14,227,184

Brewers–2.91%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.65%, 02/01/2026	7,630,000	7,499,657
4.90%, 02/01/2046	9,633,000	10,037,571
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/13/2028	2,961,000	2,956,052
4.38%, 04/15/2038	2,395,000	2,372,750
4.60%, 04/15/2048	2,013,000	2,014,274
4.75%, 04/15/2058	4,234,000	4,219,092
8.00%, 11/15/2039	2,414,000	3,461,123
Maple Escrow Subsidiary, Inc., Sr. Unsec. Gtd. Notes, 4.06%, 05/25/2023(b)	3,336,000	3,358,990
4.42%, 05/25/2025(b)	866,000	874,921
4.60%, 05/25/2028(b)	4,184,000	4,194,439
4.99%, 05/25/2038(b)	1,738,000	1,763,297
5.09%, 05/25/2048(b)	3,222,000	3,244,884
		45,997,050

Broadcasting–0.47%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	76,000	71,630
5.00%, 04/01/2024	440,000	428,450
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	333,000	341,741
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	508,000	508,000
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	311,000	319,957
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	289,000	293,020
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	312,000	305,963
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	350,000	355,688
Vrio Finco 1, LLC/ Vrio Finco 2 Inc. (Brazil), Sr. Sec. Gtd. Notes, 6.25%, 04/04/2023(b)	1,513,000	1,530,021
6.88%, 04/04/2028(b)	3,242,000	3,266,347
		7,420,817

Building Products–1.10%

Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	409,000	412,272

	Principal Amount	Value

Building Products–(continued)

James Hardie International Finance DAC (Ireland), Sr. Unsec. Notes, 5.00%, 01/15/2028(b)	$2,591,000	$2,470,467
Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	8,830,000	7,484,578
Standard Industries Inc., Sr. Unsec. Notes, 4.75%, 01/15/2028(b)	3,190,000	2,942,775
5.00%, 02/15/2027(b)	306,000	288,214
6.00%, 10/15/2025(b)	319,000	323,785
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	3,774,000	3,419,244
William Lyon Homes Inc., Sr. Unsec. Notes, 6.00%, 09/01/2023(b)	88,000	88,330
		17,429,665

Cable & Satellite–2.76%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	260,000	249,275
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	400,000	395,320
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	415,000	399,956
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	265,000	255,142
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	420,000	424,200
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	910,000	893,802
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	5,493,000	5,593,736
5.38%, 04/01/2038	1,990,000	1,938,089
5.75%, 04/01/2048	2,515,000	2,462,717
6.83%, 10/23/2055	4,449,000	4,978,054
Comcast Corp., Sr. Unsec. Gtd. Global Bonds, 6.40%, 05/15/2038	1,100,000	1,339,671
Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	1,915,000	1,551,231
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	1,885,000	2,306,042
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	3,514,000	3,300,913
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	640,000	677,408
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2028(b)	3,709,000	3,477,187
6.63%, 10/15/2025(b)	200,000	207,000
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	400,000	444,500
10.88%, 10/15/2025(b)	356,000	413,405

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	$1,090,000	$1,053,652
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,157,000	965,227
7.75%, 07/01/2026	116,000	100,485
7.88%, 09/01/2019	665,000	690,602
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	615,000	539,278
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	256,000	252,160
7.50%, 04/01/2021	295,000	289,838
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	1,050,000	1,091,238
5.95%, 04/01/2041	3,964,000	4,535,276
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	3,000	2,974
5.38%, 07/15/2026(b)	220,000	213,400
6.00%, 07/15/2024(b)	453,000	465,458
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	200,000	195,034
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	530,000	538,613
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	183,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	194,880
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	190,250
REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	353,000	341,969
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	220,000	224,928
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	239,300
		43,615,710

Casinos & Gaming–0.19%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	142,000	145,905
6.88%, 05/15/2023	485,000	511,069
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	192,750
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	265,000	274,275
7.75%, 03/15/2022	403,000	442,292

	Principal Amount	Value

Casinos & Gaming–(continued)

Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	$520,000	$547,300
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	500,000	538,130
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	398,000	391,035
		3,042,756

Coal & Consumable Fuels–0.02%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	275,000	280,500

Commodity Chemicals–0.04%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	272,000	276,420
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	190,000	184,423
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	230,000	232,300
		693,143

Communications Equipment–0.09%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	764,000	769,730
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	326,000	311,330
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	376,000	402,320
		1,483,380

Construction & Engineering–0.01%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	166,000	154,380

Construction Machinery & Heavy Trucks–0.03%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	252,000	258,300
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	269,000	267,319
		525,619

Construction Materials–0.59%

CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	4,250,000	4,116,021
4.50%, 04/04/2048(b)	3,537,000	3,346,408
Martin Marietta Materials, Inc., Sr. Unsec. Global Notes, 4.25%, 12/15/2047	2,006,000	1,779,564
		9,241,993

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Consumer Finance–1.73%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	$4,155,000	$4,181,010
4.63%, 03/30/2025	800,000	793,000
5.13%, 09/30/2024	472,000	484,980
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	2,580,000	2,530,904
3.75%, 03/09/2027	6,970,000	6,664,577
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	4,510,000	4,211,247
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	3,169,000	3,085,814
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	200,000	212,250
8.00%, 03/25/2020	400,000	426,400
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	4,550,000	4,513,098
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	205,000	192,444
		27,295,724

Copper–0.22%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	205,000	206,409
7.50%, 04/01/2025(b)	400,000	393,500
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	670,000	619,750
Lundin Mining Corp. (Chile), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,127,000	2,249,303
		3,468,962

Data Processing & Outsourced Services–0.22%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	2,418,000	2,273,357
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	222,000	222,611
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	976,000	1,024,800
		3,520,768

Distillers & Vintners–0.34%

Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes, 3.20%, 02/15/2023	2,328,000	2,285,817
3.60%, 02/15/2028	2,092,000	2,004,800
4.10%, 02/15/2048	1,171,000	1,064,419
		5,355,036

	Principal Amount	Value

Diversified Banks–9.52%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	$3,990,000	$3,840,066
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	6,555,000	6,751,650
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	2,850,000	3,909,627
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	2,390,000	2,489,113
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	4,500,000	4,781,250
Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	6,420,000	6,628,650
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,040,000	2,151,180
Series FF, Jr. Unsec. Sub. Notes, 5.88%(c)	1,785,000	1,767,150
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	2,850,000	2,927,118
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	765,000	786,991
7.63%, 11/21/2022	200,000	217,375
Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	965,000	912,768
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	2,015,000	1,987,294
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	5,080,000	4,826,508
Citigroup Inc., Sr. Unsec. Global Notes, 2.88%, 07/24/2023	1,575,000	1,524,144
Unsec. Sub. Global Notes, 3.50%, 05/15/2023	3,980,000	3,931,783
5.50%, 09/13/2025	4,845,000	5,185,763
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	2,535,000	2,608,819
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	2,435,000	2,526,057
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	2,110,000	2,177,415
Commonwealth Bank of Australia (Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	2,701,000	2,486,475
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	760,000	817,000

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	$6,573,000	$6,474,405
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00%(c)	5,365,000	5,150,400
Sr. Unsec. Global Floating Rate Notes, 3.33% (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	2,663,000	2,655,365
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	2,070,000	2,105,087
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	1,064,000	1,050,919
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(c)	465,000	467,930
6.50%(c)	3,130,000	3,127,496
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	4,560,000	4,566,653
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	2,518,000	2,354,110
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.26%, 02/22/2048	1,935,000	1,868,852
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	4,545,000	4,416,402
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	2,750,000	2,599,012
Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.83% (3 mo. USD LIBOR + 3.47%)(c)(d)	2,185,000	2,201,388
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	2,005,000	2,025,050
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.34% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	5,770,000	5,207,425
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	3,580,000	3,313,147
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,045,000	3,033,581
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Notes, 3.50%, 05/15/2023	5,411,000	5,279,448
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	900,000	914,569
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	4,625,000	4,404,156
7.38%(b)(c)	1,507,000	1,559,745
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75%(b)(c)	2,690,000	2,794,238
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	1,628,000	1,572,500

	Principal Amount	Value

Diversified Banks–(continued)

Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	$7,865,000	$8,380,005
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	2,045,000	2,013,949
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	2,663,000	2,737,617
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	3,270,000	2,858,674
		150,366,319

Diversified Capital Markets–0.83%

Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	2,065,000	2,045,949
Unsec. Sub. Notes, 6.50%, 08/08/2023(b)	1,284,000	1,375,780
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.87%, 01/12/2029(b)	1,097,000	1,034,094
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	2,220,000	2,145,399
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	5,010,000	4,609,200
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	1,860,000	1,957,807
		13,168,229

Diversified Chemicals–0.17%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	160,000	168,245
7.00%, 05/15/2025	130,000	140,075
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	2,259,000	2,176,691
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	166,000	164,755
		2,649,766

Diversified Metals & Mining–0.15%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	336,000	354,480
Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	1,000,000	1,272,515
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	186,000	188,848
Sr. Unsec. Notes, 6.13%, 10/01/2035	305,000	316,437

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Diversified Metals & Mining–(continued)

Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	$291,000	$287,363
		2,419,643

Diversified REITs–0.71%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	178,000	178,667
5.38%, 03/15/2027	218,000	220,180
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,893,000	1,850,771
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	5,336,000	5,352,008
5.25%, 01/30/2026(b)	3,705,000	3,669,840
		11,271,466

Diversified Support Services–0.01%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	150,000	151,185

Drug Retail–0.23%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,535,894	1,649,698
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,926,264	2,054,012
		3,703,710

Electric Utilities–2.08%

Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	6,655,000	6,926,916
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	1,502,000	1,489,388
FirstEnergy Corp., Series B, Sr. Unsec. Global Notes, 3.90%, 07/15/2027	2,414,000	2,369,218
Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	2,034,000	2,118,670
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	3,862,000	3,800,071
Kansas City Power & Light Co., Sr. Unsec. Notes, 4.20%, 06/15/2047	3,063,000	3,050,705
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	12,622,000	13,072,309
		32,827,277

Electrical Components & Equipment–0.02%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	277,000	274,923

	Principal Amount	Value

Electronic Equipment & Instruments–0.02%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	$296,000	$284,900

Electronic Manufacturing Services–0.06%

Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	1,050,000	1,004,157

Environmental & Facilities Services–0.08%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	238,000	238,595
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	375,000	361,875
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	416,000	404,560
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	235,000	227,362
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	78,000	74,685
		1,307,077

Fertilizers & Agricultural Chemicals–0.01%

OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	211,000	217,858

Financial Exchanges & Data–0.79%

Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,710,000	1,797,286
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	2,140,000	2,136,820
4.88%, 02/15/2024	6,093,000	6,430,841
5.25%, 07/15/2044	1,665,000	1,898,775
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	215,000	218,225
		12,481,947

Food Distributors–0.04%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	623,000	637,017

Food Retail–0.05%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	450,000	425,385
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	355,000	355,000
		780,385

Gas Utilities–0.10%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	338,000	336,310
5.88%, 08/20/2026	372,000	363,630
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	231,000	215,408

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Gas Utilities–(continued)

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$656,000	$635,139
		1,550,487

General Merchandise Stores–0.21%

Dollar Tree, Inc., Sr. Unsec. Global Notes, 4.20%, 05/15/2028	3,380,000	3,327,399

Health Care Distributors–0.44%

AmerisourceBergen Corp., Sr. Unsec. Global Notes, 3.45%, 12/15/2027	3,782,000	3,542,055
4.30%, 12/15/2047	3,717,000	3,384,749
		6,926,804

Health Care Equipment–0.30%

Becton, Dickinson and Co., Sr. Unsec. Notes, 3.70%, 06/06/2027	3,187,000	3,036,695
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	378,000	370,440
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 11/15/2027	1,267,000	1,195,731
4.88%, 06/01/2026	67,000	65,827
		4,668,693

Health Care Facilities–0.66%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	205,000	213,200
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	225,000	212,555
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	417,000	390,938
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	100,532	53,282
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	250,000	256,250
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	830,000	871,500
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	974,000	1,020,265
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	756,000	761,670
5.50%, 06/15/2047	4,943,000	4,621,705
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	300,000	295,500
5.88%, 02/15/2026	300,000	302,628
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	254,000	246,063
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	65,000	65,244

	Principal Amount	Value

Health Care Facilities–(continued)

Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	$64,000	$67,293
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	621,000	619,447
8.13%, 04/01/2022	365,000	382,797
		10,380,337

Health Care REITs–0.75%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	4,603,000	4,641,021
4.25%, 11/15/2023	2,095,000	2,119,216
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	570,000	537,259
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	1,775,000	1,734,282
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,606,000	2,814,316
		11,846,094

Health Care Services–1.70%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	242,000	237,160
CVS Health Corp., Sr. Unsec. Global Notes, 3.70%, 03/09/2023	5,107,000	5,097,872
4.30%, 03/25/2028	8,919,000	8,869,129
4.78%, 03/25/2038	2,996,000	2,981,286
5.05%, 03/25/2048	4,319,000	4,423,404
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	417,000	396,275
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	311,000	315,727
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	130,000	137,826
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	2,907,000	2,759,810
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	315,000	313,031
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	281,000	277,488
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	579,000	602,160
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	137,000	128,438
8.88%, 04/15/2021(b)	61,000	62,830

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Health Care Services–(continued)

Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	$270,000	$234,900
		26,837,336

Home Entertainment Software–0.17%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,690,000	2,733,194

Home Improvement Retail–0.03%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	546,000	528,255

Homebuilding–0.88%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	334,000	321,892
6.88%, 02/15/2021(b)	234,000	236,925
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	54,000	48,065
6.75%, 03/15/2025	372,000	362,700
8.75%, 03/15/2022	250,000	268,125
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	184,000	198,720
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	230,000	229,736
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026(b)	129,000	126,356
5.38%, 10/01/2022(b)	433,000	445,990
8.38%, 01/15/2021(b)	48,000	53,040
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	12,008,000	10,852,230
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	160,000	169,200
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	195,000	190,369
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	348,000	353,220
		13,856,568

Hotel & Resort REITs–0.25%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	1,665,000	1,658,279
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,300,000	2,306,970
		3,965,249

Hotels, Resorts & Cruise Lines–0.27%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	174,000	182,317
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	4,310,000	4,047,709
		4,230,026

	Principal Amount	Value

Household Products–0.35%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	$4,395,873	$4,423,347
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	121,000	119,034
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	287,000	295,057
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	410,000	407,950
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	272,000	277,250
		5,522,638

Independent Power Producers & Energy Traders–0.09%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	780,000	791,700
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	202,000	193,162
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	184,000	190,900
6.63%, 01/15/2027	105,000	108,938
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	170,000	178,993
		1,463,693

Industrial Conglomerates–0.16%

ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	2,553,000	2,542,814

Industrial Machinery–0.05%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	568,000	587,170
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	252,000	248,850
		836,020

Insurance Brokers–0.01%

HUB International Ltd., Sr. Unsec. Notes, 7.00%, 05/01/2026(b)	136,000	136,389

Integrated Oil & Gas–1.28%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	439,000	393,827
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	3,034,000	3,117,162
6.50%, 03/13/2027	1,952,000	1,988,210
6.88%, 08/04/2026	132,000	139,579
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	7,636,000	7,208,384
Sr. Unsec. Notes, 6.35%, 02/12/2048(b)	8,140,000	7,414,726
		20,261,888

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–2.31%

Altice France S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	$490,000	$488,775
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	391,500
AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	1,812,000	1,728,589
4.75%, 05/15/2046	2,646,000	2,444,190
5.15%, 03/15/2042	3,670,000	3,621,645
5.25%, 03/01/2037	2,660,000	2,710,707
5.70%, 03/01/2057	2,735,000	2,838,076
Sr. Unsec. Notes, 4.45%, 04/01/2024	1,475,000	1,510,991
5.15%, 02/15/2050(b)	8,382,000	8,147,702
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	250,000	225,000
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	905,000	912,884
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	181,000	163,805
11.00%, 09/15/2025	198,000	159,390
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	57,000	58,140
7.20%, 07/18/2036	186,000	198,555
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	3,555,000	3,749,019
7.05%, 06/20/2036	2,865,000	3,542,278
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	1,524,000	1,316,575
4.81%, 03/15/2039	2,267,000	2,218,167
		36,425,988

Internet & Direct Marketing Retail–0.77%

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	12,732,000	12,104,553

Internet Software & Services–1.10%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 4.20%, 12/06/2047	2,190,000	2,071,617
4.40%, 12/06/2057	2,190,000	2,063,448
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	351,000	358,020
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 2.99%, 01/19/2023(b)	2,073,000	2,027,002
3.38%, 05/02/2019(b)	3,805,000	3,828,449
3.60%, 01/19/2028(b)	4,305,000	4,125,205
3.93%, 01/19/2038(b)	3,137,000	2,942,624
		17,416,365

	Principal Amount	Value

Investment Banking & Brokerage–2.35%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	$3,205,000	$3,468,218
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	4,560,000	4,519,553
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	3,900,000	3,802,500
Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	4,280,000	4,330,490
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	4,675,000	5,617,615
Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	1,725,000	1,754,756
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	3,255,000	3,103,642
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	3,874,000	3,500,489
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	1,345,000	1,392,830
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	5,353,000	5,617,911
		37,108,004

IT Consulting & Other Services–0.10%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	1,460,000	1,507,656

Leisure Facilities–0.05%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	330,000	332,475
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	438,000	423,765
		756,240

Leisure Products–0.28%

Mattel, Inc., Sr. Unsec. Global Notes, 2.35%, 05/06/2019	3,716,000	3,726,405
5.45%, 11/01/2041	135,000	108,985
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	556,000	543,768
Sr. Unsec. Notes, 6.20%, 10/01/2040	75,000	64,860
		4,444,018

Life & Health Insurance–2.71%

American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	3,375,000	3,308,516
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	6,780,000	6,401,115

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Life & Health Insurance–(continued)

Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	$3,060,000	$2,891,700
Great-West Lifeco Finance 2018 L.P. (Canada), Sr. Unsec. Gtd. Notes, 4.58%, 05/17/2048(b)	2,210,000	2,258,529
Hanwha Life Insurance Co., Ltd. (South Korea), Unsec. Sub. Notes, 4.70%, 04/23/2048(b)	5,025,000	4,874,315
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,400,000	2,276,763
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	3,990,000	4,069,800
Series D, Jr. Unsec. Sub. Global Notes, 5.88%(c)	4,910,000	5,002,112
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	6,960,000	7,313,345
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	2,855,000	2,549,930
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	2,001,000	1,837,925
		42,784,050

Life Sciences Tools & Services–0.01%

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	107,000	107,669

Managed Health Care–0.31%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	183,000	182,314
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	1,860,000	1,919,614
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	205,000	195,775
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,134,000	2,144,129
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	455,000	455,000
		4,896,832

Metal & Glass Containers–0.08%

Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	196,500
7.25%, 05/15/2024(b)	200,000	209,500
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	446,000	456,035
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	155,000	160,231
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	193,000	196,619

	Principal Amount	Value

Metal & Glass Containers–(continued)

OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	$89,000	$83,882
		1,302,767

Movies & Entertainment–0.45%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	333,000	326,756
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	3,365,000	3,374,575
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	3,360,000	3,457,129
		7,158,460

Multi-Line Insurance–0.96%

American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	1,366,000	1,293,290
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	2,560,000	2,500,197
4.50%, 07/16/2044	2,260,000	2,128,829
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 4.85%, 04/17/2028(b)	3,010,000	2,993,820
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,125,000	1,147,023
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	3,210,000	3,350,734
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	1,670,000	1,765,891
		15,179,784

Multi-Utilities–0.28%

Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	1,891,000	1,848,088
3.80%, 02/01/2038	2,810,000	2,613,343
		4,461,431

Office REITs–0.28%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,640,000	2,578,008
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	1,957,000	1,849,239
		4,427,247

Office Services & Supplies–0.36%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/2021	4,150,000	3,849,125
4.70%, 04/01/2023	1,971,000	1,768,972
		5,618,097

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Drilling–0.09%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	$15,000	$12,544
7.75%, 02/01/2026	369,000	352,856
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	265,000	249,762
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	352,000	332,640
6.50%, 12/15/2021	94,000	96,369
7.75%, 12/15/2023	55,000	58,438
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	305,000	282,887
		1,385,496

Oil & Gas Equipment & Services–0.26%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	145,000	145,544
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec. Global Notes, 3.34%, 12/15/2027	3,477,000	3,269,050
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	302,000	308,040
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	309,000	241,792
8.25%, 06/15/2023	105,000	102,113
		4,066,539

Oil & Gas Exploration & Production–1.30%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	424,000	432,480
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	345,000	373,462
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	291,000	258,263
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	323,000	327,441
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	6,597,000	6,647,055
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	5,454,000	5,543,081
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	245,000	217,438
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	253,000	251,735
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	293,000	276,885
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	193,000	191,070
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	413,000	438,296

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	$658,000	$668,692
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	552,000	571,320
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	136,000	133,790
5.63%, 03/01/2026	132,000	126,555
Sr. Unsec. Notes, 6.88%, 03/01/2021	360,000	383,400
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	409,000	386,505
5.88%, 07/01/2022	267,000	270,338
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	435,000	448,594
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	100,000	102,000
6.75%, 09/15/2026	275,000	279,813
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	218,000	212,550
7.50%, 04/01/2026	242,000	251,685
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	228,000	226,860
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	537,000	549,082
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	634,000	650,642
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	341,000	339,295
		20,558,327

Oil & Gas Refining & Marketing–0.03%

Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	267,000	264,998
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	255,000	244,165
		509,163

Oil & Gas Storage & Transportation–11.87%

Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	3,297,000	3,099,773
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	685,000	733,471
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	509,000	501,365
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 3.70%, 07/15/2027	2,368,000	2,268,971

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	$668,000	$694,720
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Global Notes, 4.65%, 06/01/2021	1,257,000	1,295,057
Sr. Unsec. Gtd. Notes, 4.20%, 04/15/2027	1,257,000	1,203,911
4.75%, 01/15/2026	3,551,000	3,552,428
4.90%, 03/15/2035	8,695,000	8,071,368
5.15%, 03/15/2045	3,110,000	2,804,389
5.30%, 04/15/2047	3,569,000	3,305,217
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	17,275,000	16,251,888
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	8,078,000	7,572,115
Enterprise Products Operating LLC, Series A, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 6.07% (3 mo. USD LIBOR + 3.71%), 08/01/2066(d)	6,005,000	6,027,519
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	11,624,000	11,129,980
Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	2,660,000	3,309,970
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	3,270,000	3,146,711
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	1,690,000	1,701,069
4.30%, 05/01/2024	2,133,000	2,145,932
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	7,672,000	9,525,604
7.80%, 08/01/2031	9,500,000	11,801,201
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	10,840,000	11,162,177
Sr. Unsec. Global Notes, 4.00%, 03/15/2028	1,246,000	1,206,722
4.70%, 04/15/2048	4,305,000	4,141,840
4.90%, 04/15/2058	1,538,000	1,425,447
5.50%, 02/15/2023	14,229,000	14,567,081
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	1,858,000	1,810,900
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	1,085,000	1,087,713
ONEOK Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.38%, 10/01/2022	4,373,000	4,331,703
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	13,969,000	13,410,240
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	528,000	565,099
5.75%, 05/15/2024	10,000,000	10,748,197

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	$315,000	$299,250
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	278,000	275,220
5.25%, 05/01/2023	5,573,000	5,628,730
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	174,000	175,034
Western Gas Partners, LP, Sr. Unsec. Global Notes, 4.00%, 07/01/2022	2,910,000	2,897,816
Sr. Unsec. Notes, 5.30%, 03/01/2048	2,668,000	2,611,492
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	533,000	537,664
Sr. Unsec. Notes, 7.88%, 09/01/2021	186,000	209,297
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	3,670,000	3,658,875
Sr. Unsec. Notes, 4.13%, 11/15/2020	6,441,000	6,548,112
		187,441,268

Other Diversified Financial Services–0.93%

Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	1,350,000	1,412,521
ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.89% (30 yr. U.S. Treasury Yield Curve Rate + 1.80%), 12/21/2065(b)(d)	1,975,000	1,893,531
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	205,000	211,406
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	273,000	274,365
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	299,000	288,535
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	3,147,000	3,055,979
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(f)	1,146,000	1,033,406
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	2,311,000	2,399,072
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/2053	3,995,000	4,044,938
		14,613,753

Packaged Foods & Meats–0.30%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	228,000	214,890

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Packaged Foods & Meats–(continued)

JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	$405,000	$399,435
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	1,273,000	1,133,758
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	249,000	245,888
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(b)	2,547,000	2,174,501
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	580,000	596,327
		4,764,799

Paper Packaging–0.04%

Graphic Packaging International LLC, Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	315,000	317,362
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	340,000	326,400
		643,762

Paper Products–0.02%

Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	122,000	125,660
7.75%, 12/01/2022	35,000	36,794
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	109,000	107,092
		269,546

Pharmaceuticals–0.13%

Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	148,438
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	300,000	285,868
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	204,000	202,190
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	220,000	216,700
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	620,000	616,745
5.88%, 05/15/2023(b)	120,000	114,450
6.13%, 04/15/2025(b)	235,000	218,256
7.25%, 07/15/2022(b)	265,000	269,691
		2,072,338

Property & Casualty Insurance–0.48%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	1,505,000	1,501,765
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	1,700,000	1,810,775

	Principal Amount	Value

Property & Casualty Insurance–(continued)

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	$2,105,000	$2,520,737
Sr. Unsec. Gtd. Notes, 4.25%, 06/15/2023(b)	5,000	5,088
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	1,585,000	1,668,461
		7,506,826

Publishing–0.26%

Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	4,063,000	4,113,787

Railroads–0.55%

CSX Corp., Sr. Unsec. Global Notes, 4.30%, 03/01/2048	3,680,000	3,581,996
4.65%, 03/01/2068	4,745,000	4,548,935
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	545,000	557,780
		8,688,711

Regional Banks–1.08%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	415,000	420,188
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	67,000	68,675
Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(c)	1,100,000	1,120,625
Sr. Unsec. Global Notes, 2.38%, 07/28/2021	5,719,000	5,552,571
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	2,730,000	2,783,577
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	1,300,000	1,454,408
Huntington Bancshares, Inc., Series E, Jr. Unsec. Sub. Global Notes, 5.70%(c)	1,902,000	1,887,545
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	1,366,000	1,350,632
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	2,457,000	2,374,027
		17,012,248

Reinsurance–0.09%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	1,316,000	1,364,910

Residential REITs–0.23%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	3,600,000	3,609,594

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Restaurants–0.94%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	$6,647,000	$6,331,267
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	2,893,000	2,896,472
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	266,000	266,665
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	212,000	221,805
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	1,238,000	1,144,340
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	4,012,000	3,801,370
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	144,000	135,720
		14,797,639

Retail REITs–0.07%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	1,109,000	1,065,164

Security & Alarm Services–0.01%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	248,000	223,820

Semiconductor Equipment–0.01%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	161,000	155,164

Semiconductors–1.94%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	2,420,000	2,349,886
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	8,835,000	8,624,606
3.50%, 01/15/2028	6,751,000	6,224,911
3.88%, 01/15/2027	5,965,000	5,693,558
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	368,000	384,689
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	7,160,000	7,128,675
4.63%, 06/01/2023(b)	200,000	204,460
		30,610,785

Sovereign Debt–1.39%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	2,680,000	2,712,160
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	6,405,000	5,835,819

	Principal Amount	Value

Sovereign Debt–(continued)

Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	$8,000,000	$7,752,000
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.88%, 07/28/2045	1,920,000	2,167,200
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	3,620,000	3,495,284
		21,962,463

Specialized Consumer Services–0.05%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	315,000	305,944
Sr. Unsec. Notes, 7.45%, 08/15/2027	522,000	554,625
		860,569

Specialized Finance–3.20%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	21,185,000	22,244,250
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	1,798,000	1,766,541
4.63%, 10/30/2020	540,000	553,046
5.00%, 10/01/2021	890,000	924,311
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	1,965,000	1,880,791
3.38%, 06/01/2021	3,865,000	3,853,372
3.63%, 12/01/2027	2,770,000	2,575,043
3.88%, 04/01/2021	3,960,000	4,005,637
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	95,000	101,769
Sr. Unsec. Notes, 5.00%, 04/01/2023	714,000	731,850
Aviation Capital Group LLC, Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	8,620,000	8,040,043
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	3,800,000	3,883,514
		50,560,167

Specialized REITs–0.95%

Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	4,343,000	4,134,083
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	5,750,000	5,898,638
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	699,000	713,854
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	306,000	304,470

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Specialized REITs–(continued)

Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	$243,000	$251,809
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	113,000	111,723
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	300,000	286,500
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	508,000	482,600
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	2,396,000	2,384,076
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	542,000	508,125
		15,075,878

Specialty Chemicals–0.10%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	255,000	256,594
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	306,000	302,940
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	507,000	488,621
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	292,000	297,475
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	260,000	274,625
		1,620,255

Steel–0.12%

Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	449,000	430,198
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	905,000	921,290
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	552,000	567,291
		1,918,779

Systems Software–0.13%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	1,868,000	1,978,831

Technology Distributors–0.15%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,250,000	2,231,734
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	108,000	107,223
		2,338,957

Technology Hardware, Storage & Peripherals–0.91%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	1,435,000	1,475,519
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	6,007,000	6,345,283
8.35%, 07/15/2046(b)	4,544,000	5,523,939
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	725,000	779,179

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–(continued)

Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	$274,000	$268,178
		14,392,098

Textiles–0.02%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	373,000	381,393

Thrifts & Mortgage Finance–0.09%

Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	1,585,000	1,462,357

Tobacco–0.94%

BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.76%, 08/15/2022(b)	4,382,000	4,226,730
3.22%, 08/15/2024(b)	2,862,000	2,737,010
3.56%, 08/15/2027(b)	4,140,000	3,901,250
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	4,173,000	4,024,484
		14,889,474

Trading Companies & Distributors–0.13%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	494,000	479,797
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	601,000	595,741
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	382,000	411,605
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	248,000	252,030
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	160,000	158,800
5.88%, 09/15/2026	75,000	76,969
		1,974,942

Trucking–0.50%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	169,000	156,959
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	2,872,000	2,850,460
4.50%, 08/01/2022(b)	1,483,000	1,419,972
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	3,433,000	3,439,401
		7,866,792

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–4.28%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$1,955,000	$1,925,153
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	2,320,000	2,766,985
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	53,000	49,820
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	283,000	215,788
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	5,681,000	5,569,368
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	4,337,000	4,277,366
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	1,565,000	1,567,913
5.00%, 03/15/2044	4,835,000	5,080,171
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	182,000	190,691
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	558,000	578,925
7.63%, 02/15/2025	315,000	325,237
7.88%, 09/15/2023	1,210,000	1,272,920
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(b)	11,472,000	11,429,554
5.15%, 03/20/2028(b)	11,487,000	11,472,641
Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	16,450,875	16,368,621
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	360,000	376,650
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	735,000	769,839
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 4.38%, 05/30/2028	1,892,000	1,880,438
5.25%, 05/30/2048	1,394,000	1,411,241
		67,529,321
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,419,799,189)		1,404,731,686

U.S. Treasury Securities–2.62%

U.S. Treasury Bills–0.17%

0.00%, 07/26/2018(g)(h)	125,000	124,659
1.59%, 07/26/2018(g)(h)	830,000	827,736
1.83%, 07/26/2018(g)	830,000	827,737
1.84%, 07/26/2018(g)	865,000	862,641
		2,642,773

	Principal Amount	Value

U.S. Treasury Notes–1.41%

2.75%, 05/31/2023	$10,242,300	$10,273,306
2.88%, 05/31/2025	2,258,200	2,269,756
2.88%, 05/15/2028	9,727,000	9,747,708
		22,290,770

U.S. Treasury Bonds–1.04%

3.00%, 02/15/2048	16,463,200	16,405,000
Total U.S. Treasury Securities (Cost $40,740,141)		41,338,543

	Shares

Preferred Stocks–2.58%

Diversified Banks–1.33%

Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	16,722	21,019,554

Investment Banking & Brokerage–0.94%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	122,000	3,169,560
Morgan Stanley, Series E, 7.13% Pfd.	265,000	7,568,400
Morgan Stanley, Series F, 6.88% Pfd.	150,000	4,135,500
		14,873,460

Regional Banks–0.21%

CIT Group Inc., Series A, 5.80% Pfd.	75,000	74,719
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	95,000	2,603,000
SunTrust Banks, Inc., Series G, 5.05% Pfd.	641,000	632,186
		3,309,905

Reinsurance–0.10%

Reinsurance Group of America, Inc., 6.20% Pfd.	56,000	1,524,320
Total Preferred Stocks (Cost $39,340,714)		40,727,239

	Principal Amount

Variable Rate Senior Loan Interests–0.63%(i)

Cable & Satellite–0.19%

CSC Holdings, LLC, Term Loan, 4.42% (1 mo. USD LIBOR + 2.50%), 01/25/2026	$3,000,000	2,999,535

Food Retail–0.44%

Albertson’s LLC, Term Loan B-4, 4.65% (1 mo. USD LIBOR + 2.75%), 08/25/2021	7,125,421	7,062,646
Total Variable Rate Senior Loan Interests (Cost $9,886,935)		10,062,181

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

		Principal Amount	Value

Asset-Backed Securities–0.40%

DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)		$1,427,063	$1,432,032
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(j)		403,041	411,851
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)		4,538,625	4,457,837
Total Asset-Backed Securities (Cost $6,372,453)			6,301,720

Municipal Obligations–0.18%

Florida Development Finance Corp. (Palm Bay Academy Inc.);
Series 2017, Ref. Secondary Sub. Lien Taxable RB, 0.00%, 05/15/2037(b)(f)		360,000	3,600
Ref. Sub. Lien Taxable RB, 9.00%, 05/15/2037(b)(k)		350,000	230,731
Series 2017 B, Ref. Taxable Sr. Lien RB, 9.00%, 05/15/2024(b)		735,000	722,395
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057		1,484,000	1,863,978
Total Municipal Obligations (Cost $2,520,212)			2,820,704

Non-U.S. Dollar Denominated Bonds & Notes–0.07%(l)

Beverage & Tobacco–0.01%

Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	150,000	170,762

Cable & Satellite–0.01%

Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	150,000	169,788

Diversified Chemicals–0.02%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	300,000	347,249

Food Retail–0.02%

Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	200,000	240,892

Packaged Foods & Meats–0.01%

Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	150,000	176,471
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,160,637)			1,105,162

	Shares	Value

Common Stocks & Other Equity Interests–0.00%

Broadcasting–0.00%

Adelphia Recovery Trust -Series ACC-1 (m)	859,558	$946

Diversified Support Services–0.00%

ACC Claims Holdings, LLC (n)	727,470	2,546
Total Common Stocks & Other Equity Interests (Cost $218,117)		3,492

Money Market Funds–3.50%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (o)	19,344,951	19,344,951
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (o)	13,815,318	13,818,081
Invesco Treasury Portfolio –Institutional Class, 1.64% (o)	22,108,515	22,108,515
Total Money Market Funds (Cost $55,271,185)		55,271,547
TOTAL INVESTMENTS IN SECURITIES–98.91% (Cost $1,575,309,583)		1,562,362,274
OTHER ASSETS LESS LIABILITIES–1.09%		17,154,611
NET ASSETS–100.00%		$1,579,516,885

Investment Abbreviations:

Conv.	—	Convertible
Ctfs.	—	Certificates
Deb.	—	Debentures
EUR	—	Euro
GBP	—	British Pound
Gtd.	—	Guaranteed
Jr.	—	Junior
LIBOR	—	London Interbank Offered Rate
Pfd.	—	Preferred
PIK	—	Pay-in-Kind
RB	—	Revenue Bonds
REGS	—	Regulation S
REIT	—	Real Estate Investment Trust
Sec.	—	Secured
Sr.	—	Senior
Sub.	—	Subordinated
Unsec.	—	Unsecured
USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $452,952,271, which represented 28.68% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(f)	Zero coupon bond issued at a discount.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.

(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2018.

(k)	Step coupon bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(m)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.

(n)	Non-income producing security.

(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	537	September-2018	$113,969,860	$326,086	$326,086
U.S. Treasury 10 Year Notes	544	September-2018	65,518,000	198,400	198,400
U.S. Treasury 30 Year Notes	445	September-2018	64,580,625	1,670,787	1,670,787
U.S. Treasury Ultra Bonds	91	September-2018	14,514,500	454,783	454,783
Subtotal—Long				2,650,056	2,650,056
Short Futures Contracts
U.S. Treasury 5 Year Notes	86	September-2018	(9,794,594)	(63,361)	(63,361)
U.S. Treasury 10 Year Ultra Bonds	867	September-2018	(111,274,031)	(1,478,590)	(1,478,590)
Subtotal—Short				(1,541,951)	(1,541,951)
Total Futures Contracts—Interest Rate Risk				$1,108,105	$1,108,105

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
05/31/2018	Barclays Bank PLC	EUR	147,000	USD	175,900	$ 4,042
05/31/2018	Barclays Bank PLC	GBP	153,075	USD	214,070	10,618
05/31/2018	Goldman Sachs International	EUR	542,182	USD	667,036	33,172
08/31/2018	Barclays Bank PLC	EUR	657,182	USD	774,203	346
08/31/2018	Barclays Bank PLC	GBP	153,075	USD	204,931	559
Subtotal—Appreciation						48,737
05/31/2018	Barclays Bank PLC	USD	807,708	EUR	689,182	(1,985)
05/31/2018	Barclays Bank PLC	USD	204,003	GBP	153,075	(551)
Subtotal—Depreciation						(2,536)
Total Forward Foreign Currency Contracts—Currency Risk						$ 46,201

Abbreviations:
EUR — Euro	GBP — British Pound Sterling	USD — U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Corporate Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

                                 Invesco Corporate Bond Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

                                 Invesco Corporate Bond Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or

                                 Invesco Corporate Bond Fund

G.	Swap Agreements – (continued)

increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

        Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market,

                                 Invesco Corporate Bond Fund

G.	Swap Agreements – (continued)

including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

I.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

                                 Invesco Corporate Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,404,731,686	$—	$1,404,731,686
U.S. Treasury Securities	—	41,338,543	—	41,338,543
Preferred Stocks	40,020,334	706,905	—	40,727,239
Variable Rate Senior Loan Interests	—	10,062,181	—	10,062,181
Asset-Backed Securities	—	6,301,720	—	6,301,720
Municipal Obligations	—	2,820,704	—	2,820,704
Non-U.S. Dollar Denominated Bonds & Notes	—	1,105,162	—	1,105,162
Common Stocks & Other Equity Interests	—	3,492	—	3,492
Money Market Funds	55,271,547	—	—	55,271,547
Total Investments in Securities	95,291,881	1,467,070,393	—	1,562,362,274
Other Investments – Assets*
Forward Foreign Currency Contracts	—	48,737	—	48,737
Futures Contracts	2,650,056	—	—	2,650,056
	2,650,056	48,737		2,698,793
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(2,536)	—	(2,536)
Futures Contracts	(1,541,951)	—	—	(1,541,951)
	(1,541,951)	(2,536)	—	(1,544,487)
Total Other Investments	1,108,105	46,201		1,154,306
Total Investments	$96,399,986	$1,467,116,594	$—	$1,563,516,580
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

                                 Invesco Corporate Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$2,650,056	$2,650,056
Unrealized appreciation on forward foreign currency contracts outstanding	48,737	—	48,737
Total Derivative Assets	48,737	2,650,056	2,698,793
Derivatives not subject to master netting agreements	—	(2,650,056)	(2,650,056)
Total Derivative Assets subject to master netting agreements	$48,737	$—	$48,737

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$(1,541,951)	$(1,541,951)
Unrealized depreciation on forward foreign currency contracts outstanding	(2,536)	—	(2,536)
Total Derivative Liabilities	(2,536)	(1,541,951)	(1,544,487)
Derivatives not subject to master netting agreements	—	1,541,951	1,541,951
Total Derivative Liabilities subject to master netting agreements	$2,536	$—	$2,536

Effect of Derivative Investments for the three months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$—	$—
Futures contracts	—	—	(263,251)	(263,251)
Swap Agreements	87,758	—	—	87,758
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(39,904)	—	(39,904)
Futures contracts	—	—	(519,449)	(519,449)
Total	$87,758	$(39,904)	$(782,700)	$(734,846)

The table below summarizes the three month average notional value of forward foreign currency contracts and futures contracts and the one month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$ 1,503,578	$ 286,923,107	$ 10,500,000

                                 Invesco Corporate Bond Fund

Invesco Global Real Estate Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	GRE-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.72%

Australia–4.42%

Dexus	990,349	$7,391,990
Goodman Group	2,027,659	14,321,169
GPT Group (The)	1,390,253	5,277,362
Mirvac Group	5,640,561	9,788,525
OneMarket Ltd. (a)	32,200	37,742
Scentre Group	6,979,382	22,011,624
		58,828,412

Brazil–0.48%

BR Malls Participacoes S.A. (a)	1,045,676	2,892,253
BR Properties S.A.	451,500	927,516
MRV Engenharia e Participacoes S.A.	405,000	1,464,956
Multiplan Empreendimentos Imobiliarios S.A.	69,400	1,093,396
		6,378,121

Canada–2.00%

Allied Properties REIT	193,392	6,340,501
Canadian Apartment Properties REIT	155,670	4,893,652
Chartwell Retirement Residences	321,097	3,595,811
H&R REIT	207,300	3,231,168
Killam Apartment REIT	295,460	3,468,226
RioCan REIT	283,200	5,143,730
		26,673,088

Chile–0.10%

Parque Arauco S.A.	477,906	1,393,952

China–5.65%

Agile Group Holdings Ltd.	1,166,000	2,204,901
CapitaLand Retail China Trust	697,400	821,325
China Evergrande Group (a)	2,207,000	6,403,003
China Jinmao Holdings Group Ltd.	5,286,000	2,990,923
China Overseas Grand Oceans Group Ltd.	1,739,000	749,354
China Overseas Land & Investment Ltd.	3,411,700	11,392,323
China Resources Land Ltd.	2,367,377	8,672,924
China SCE Property Holdings Ltd.	1,290,000	679,578
China Vanke Co., Ltd. -Class H	1,206,200	4,289,630
CIFI Holdings (Group) Co. Ltd.	3,696,000	2,836,862
Country Garden Holdings Co. Ltd.	6,243,000	12,131,429
KWG Property Holding Ltd.	1,476,000	2,030,300
Logan Property Holdings Co. Ltd.	1,140,000	1,715,073
Longfor Properties Co. Ltd.	1,371,000	4,080,922
Shenzhen Investment Ltd.	2,645,300	1,118,681
Shimao Property Holdings Ltd.	1,194,500	3,503,788
SOHO China Ltd.	1,707,500	889,170
Sunac China Holdings Ltd.	1,484,000	5,585,271
Times China Holdings Ltd.	452,000	726,418
Yanlord Land Group Ltd.	1,051,100	1,321,900

	Shares	Value

China–(continued)

Yuexiu Property Co. Ltd.	1,178,000	$264,325
Yuzhou Properties Co. Ltd.	1,170,000	818,620
		75,226,720

France–2.92%

ICADE	108,754	10,097,247
Klepierre S.A.	143,509	5,617,472
Unibail-Rodamco S.E.	102,489	23,115,225
		38,829,944

Germany–5.55%

Aroundtown S.A.	1,310,362	10,899,783
Deutsche Wohnen S.E.	380,837	17,867,342
Grand City Properties S.A.	552,757	13,570,793
LEG Immobilien AG	78,709	8,620,063
Vonovia S.E.	486,244	22,943,363
		73,901,344

Hong Kong–7.99%

CK Asset Holdings Ltd.	2,460,500	20,547,562
Hang Lung Properties Ltd.	2,941,000	6,674,376
Hongkong Land Holdings Ltd.	701,500	5,086,427
K Wah International Holdings Ltd.	1,629,000	1,090,375
Kerry Properties Ltd.	637,000	3,406,960
Link REIT	2,222,000	19,660,708
Mapletree North Asia Commercial Trust -REGS (b)	1,433,300	1,239,772
New World Development Co. Ltd.	7,099,000	10,877,400
Sun Hung Kai Properties Ltd.	1,113,100	17,935,240
Swire Properties Ltd.	1,898,000	7,441,097
Wharf (Holdings) Ltd. (The)	1,344,000	4,343,831
Wharf Real Estate Investment Co. Ltd.	936,000	7,213,013
Yuexiu REIT	1,245,000	870,052
		106,386,813

India–0.18%

Ascendas India Trust	1,191,200	943,067
Oberoi Realty Ltd.	192,357	1,443,482
		2,386,549

Indonesia–0.37%

PT Bumi Serpong Damai Tbk	9,949,500	1,216,880
PT Ciputra Development Tbk	24,807,674	1,798,653
PT Pakuwon Jati Tbk	34,908,100	1,404,073
PT Summarecon Agung Tbk	7,221,100	510,768
		4,930,374

Ireland–0.33%

Green REIT PLC	2,507,847	4,380,294

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Fund

	Shares	Value

Japan–10.63%

Activia Properties, Inc.	570	$2,533,672
Advance Residence Investment Corp.	1,857	4,854,378
AEON REIT Investment Corp.	2,577	2,914,140
Daiwa House REIT Investment Corp.	2,387	5,618,933
Daiwa Office Investment Corp.	907	5,311,750
Fukuoka REIT Corp.	1,547	2,478,672
GLP J-REIT (b)	885	988,074
GLP J-REIT	4,865	5,431,614
Hulic Co., Ltd.	558,900	5,719,093
Japan Hotel REIT Investment Corp.	9,005	6,703,533
Japan Prime Realty Investment Corp.	535	1,941,362
Japan Real Estate Investment Corp.	1,270	6,656,857
Japan Retail Fund Investment Corp.	1,606	2,910,964
Kenedix Office Investment Corp.	425	2,634,189
Mitsubishi Estate Co., Ltd.	1,183,500	21,428,630
Mitsui Fudosan Co., Ltd.	958,000	23,969,287
Mitsui Fudosan Logistics Park Inc.	736	2,304,212
Nippon Building Fund Inc.	1,154	6,454,541
Nippon Prologis REIT Inc.	1,200	2,500,297
Nomura Real Estate Master Fund, Inc.	2,500	3,498,811
ORIX JREIT Inc.	1,498	2,367,438
Sumitomo Realty & Development Co., Ltd.	396,000	14,887,553
Tokyo Tatemono Co., Ltd.	306,300	4,234,090
United Urban Investment Corp.	2,114	3,241,842
		141,583,932

Malaysia–0.39%

IOI Properties Group Bhd.	4,135,600	1,638,414
KLCCP Stapled Group	949,400	1,853,570
Mah Sing Group Bhd.	5,676,700	1,566,097
Sime Darby Property Bhd	361,900	104,105
		5,162,186

Malta–0.00%

BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)(c)	9,888,325	0

Mexico–0.47%

Fibra Uno Administracion S.A. de C.V.	2,749,200	3,788,357
Macquarie Mexico Real Estate Management S.A. de C.V.	1,807,100	1,858,326
PLA Administradora Industrial, S. de R.L. de C.V.	423,300	599,652
		6,246,335

Netherlands–0.34%

InterXion Holding N.V. (a)	29,917	1,910,500
Unibail-Rodamco S.E. and WFD Unibail-Rodamco N.V. (a)	237,511	2,641,996
		4,552,496

Philippines–0.79%

Ayala Land, Inc.	5,652,100	4,275,754
Robinsons Land Corp.	1,621,500	680,654
SM Prime Holdings Inc.	7,953,100	5,590,643
		10,547,051

	Shares	Value

Singapore–2.04%

Ascendas REIT	4,092,200	$8,081,662
CapitaLand Commercial Trust	4,151,300	5,287,364
City Developments Ltd.	694,700	5,794,531
Mapletree Commercial Trust	2,891,100	3,384,557
UOL Group Ltd.	770,400	4,653,162
		27,201,276

South Africa–0.97%

Growthpoint Properties Ltd.	2,922,958	6,247,944
Hyprop Investments Ltd.	433,122	3,522,867
SA Corporate Real Estate Ltd.	8,704,773	3,167,262
		12,938,073

Spain–0.95%

Hispania Activos Inmobiliarios SOCIMI S.A.	148,556	3,077,710
Inmobiliaria Colonial SOCIMI, S.A.	137,112	1,461,049
Merlin Properties SOCIMI, S.A.	584,013	8,060,883
		12,599,642

Sweden–1.46%

Fabege AB	547,307	6,456,139
Hufvudstaden AB -Class A	485,326	7,005,321
Wihlborgs Fastigheter AB	551,233	5,991,106
		19,452,566

Switzerland–0.83%

Swiss Prime Site AG	118,639	11,068,239

Thailand–0.70%

AP Thailand PCL	4,059,000	1,163,323
Central Pattana PCL	2,462,100	5,845,455
Supalai PCL (a)	994,100	781,867
Supalai PCL -NVDR (a)	560,500	440,837
WHA Corp. PCL -NVDR	8,437,500	1,154,981
		9,386,463

Turkey–0.07%

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,939,050	886,173

United Arab Emirates–0.13%

Emaar Malls PJSC	3,048,405	1,701,397

United Kingdom–4.20%

Big Yellow Group PLC	340,955	4,214,419
Derwent London PLC	151,947	6,076,758
Grainger PLC	882,579	3,579,976
Great Portland Estates PLC	557,816	5,115,613
Land Securities Group PLC	808,774	9,974,820
SEGRO PLC	1,226,569	10,671,504
Tritax Big Box REIT PLC	3,693,598	7,363,742
UNITE Group PLC (The)	425,674	4,806,159
Workspace Group PLC	275,446	4,162,503
		55,965,494

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Fund

	Shares	Value

United States–44.76%

Acadia Realty Trust	103,020	$2,652,765
Alexandria Real Estate Equities, Inc.	65,770	8,215,988
American Campus Communities, Inc.	262,715	10,534,871
American Homes 4 Rent -Class A	291,458	5,805,843
American Tower Corp. -Class A	26,095	3,610,765
Apple Hospitality REIT, Inc.	272,119	5,178,425
AvalonBay Communities, Inc.	197,718	32,730,238
Boston Properties, Inc.	200,262	24,385,904
Corporate Office Properties Trust	191,289	5,336,963
Cousins Properties, Inc.	684,532	6,448,291
Crown Castle International Corp.	66,592	6,935,557
CyrusOne Inc.	25,849	1,431,518
Digital Realty Trust, Inc.	102,650	11,032,822
EastGroup Properties, Inc.	22,857	2,130,958
Education Realty Trust, Inc.	237,975	8,695,606
Empire State Realty Trust Inc. -Class A	336,808	5,712,264
Equinix, Inc.	4,448	1,765,189
Equity LifeStyle Properties, Inc.	28,285	2,571,107
Equity Residential	319,223	20,427,080
Essex Property Trust, Inc.	53,275	12,734,323
Extra Space Storage Inc.	215,283	20,720,989
Federal Realty Investment Trust	127,940	15,210,787
GGP Inc.	625,949	12,694,246
HCP, Inc.	216,701	5,194,323
Healthcare Realty Trust, Inc.	541,313	14,745,366
Host Hotels & Resorts Inc.	372,400	8,055,012
Hudson Pacific Properties Inc.	463,510	16,408,254
Invitation Homes Inc.	279,567	6,153,270
Kilroy Realty Corp.	152,698	11,627,953
Liberty Property Trust	234,862	10,383,249
Macerich Co. (The)	184,021	10,237,088
Mid-America Apartment Communities, Inc.	111,933	10,472,451
National Health Investors, Inc.	101,602	7,500,260
National Retail Properties, Inc.	199,641	8,271,127
Park Hotels & Resorts Inc.	441,180	14,214,820
Pebblebrook Hotel Trust	270,800	11,054,056
PotlatchDeltic Corp.	56,613	2,858,957
Prologis, Inc.	626,367	40,306,716
Public Storage	167,921	35,572,385
QTS Realty Trust, Inc. -Class A	159,832	6,030,461
Realty Income Corp.	179,829	9,584,886
Regency Centers Corp.	138,846	8,064,176
Retail Opportunity Investments Corp.	721,777	13,078,599
Simon Property Group, Inc.	227,020	36,373,144
SL Green Realty Corp.	116,382	11,349,573
Sun Communities, Inc.	79,780	7,713,130
Sunstone Hotel Investors, Inc.	543,108	9,444,648
Terreno Realty Corp.	147,666	5,627,551
Ventas, Inc.	305,552	16,701,472
Vornado Realty Trust	52,616	3,667,861
Washington REIT	403,552	11,573,871
Welltower Inc.	248,605	14,332,078
Weyerhaeuser Co.	66,683	2,489,276
		596,048,512

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,142,861,835)		1,314,655,446

	Shares	Value

Money Market Funds–0.58%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (d)	2,701,195	$2,701,195
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (d)	1,929,222	1,929,607
Invesco Treasury Portfolio –Institutional Class, 1.64% (d)	3,087,080	3,087,080
Total Money Market Funds (Cost $7,717,689)		7,717,882

TOTAL INVESTMENTS IN SECURITIES–99.30% (Cost $1,150,579,524)		1,322,373,328

OTHER ASSETS LESS LIABILITIES–0.70%		9,293,397

NET ASSETS–100.00%		$1,331,666,725

Investment Abbreviations:

NVDR	—Non-Voting Depositary Receipt
REGS	—Regulation S
REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $2,227,846, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Global Real Estate Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

                                 Invesco Global Real Estate Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Global Real Estate Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were transfers from Level 1 to Level 2 of $8,779,110 and from Level 2 to Level 1 of $190,128,505, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$14,358,911	$44,469,501	$—	$58,828,412
Brazil	6,378,121	—	—	6,378,121
Canada	26,673,088	—	—	26,673,088
Chile	1,393,952	—	—	1,393,952
China	1,715,073	73,511,647	—	75,226,720
France	—	38,829,944	—	38,829,944
Germany	65,281,281	8,620,063	—	73,901,344
Hong Kong	63,164,909	43,221,904	—	106,386,813
India	943,067	1,443,482	—	2,386,549
Indonesia	—	4,930,374	—	4,930,374
Ireland	4,380,294	—	—	4,380,294
Japan	13,835,170	127,748,762	—	141,583,932
Malaysia	1,853,570	3,308,616	—	5,162,186
Malta	—	—	0	0
Mexico	6,246,335	—	—	6,246,335
Netherlands	4,552,496	—	—	4,552,496
Philippines	680,654	9,866,397	—	10,547,051
Singapore	—	27,201,276	—	27,201,276
South Africa	12,938,073	—	—	12,938,073
Spain	—	12,599,642	—	12,599,642
Sweden	12,447,245	7,005,321	—	19,452,566
Switzerland	11,068,239	—	—	11,068,239
Thailand	—	9,386,463	—	9,386,463
Turkey	886,173	—	—	886,173
United Arab Emirates	1,701,397	—	—	1,701,397
United Kingdom	42,410,698	13,554,796	—	55,965,494
United States	596,048,512	—	—	596,048,512
Money Market Funds	7,717,882	—	—	7,717,882
Total Investments	$896,675,140	$425,698,188	$0	$1,322,373,328

                                 Invesco Global Real Estate Fund

Invesco Government Money Market Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2018

invesco.com/us	GMKT-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Government Sponsored Agency Securities–32.47%

Federal Farm Credit Bank (FFCB)–2.58%

Unsec. Bonds (1 mo. USD LIBOR + 0.18%) (a)	2.13%	02/25/2019	$3,010	$3,015,670
Unsec. Bonds (1 mo. USD LIBOR - 0.06%) (a)	1.86%	12/04/2019	7,500	7,499,705
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.86%	12/16/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.11%) (a)	1.85%	09/25/2019	5,000	4,999,643
Unsec. Global Bonds (1 mo. USD LIBOR - 0.12%) (a)	1.85%	08/28/2019	10,000	9,998,775
				30,513,793

Federal Home Loan Bank (FHLB)–27.35%

Unsec. Bonds (1 mo. USD LIBOR - 0.06%) (a)	1.87%	10/11/2019	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.07%) (a)	1.85%	02/15/2019	13,000	13,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.84%	02/04/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.85%	02/11/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.89%	02/28/2019	8,000	8,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.84%	03/06/2019	9,000	9,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.87%	03/20/2019	3,000	3,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.87%	08/22/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%) (a)	1.87%	01/25/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%) (a)	1.85%	05/17/2019	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%) (a)	1.84%	06/06/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.09%) (a)	1.83%	08/14/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.11%) (a)	1.80%	08/01/2018	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.11%) (a)	1.84%	04/22/2019	7,000	7,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.12%) (a)	1.80%	12/14/2018	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.13%) (a)	1.80%	10/10/2018	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.13%) (a)	1.79%	11/05/2018	18,000	18,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.13%) (a)	1.80%	11/09/2018	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR - 0.14%) (a)	1.78%	10/12/2018	10,000	10,000,010
Unsec. Bonds (1 mo. USD LIBOR - 0.14%) (a)	1.81%	10/19/2018	5,000	5,000,000
Unsec. Bonds (3 mo. USD LIBOR - 0.31%) (a)	2.03%	08/15/2018	18,000	17,998,619
Unsec. Disc. Notes(b)	1.88%	07/11/2018	5,000	4,989,581
Unsec. Disc. Notes(b)	1.90%	07/13/2018	17,010	16,973,053
Unsec. Disc. Notes(b)	1.89%	07/16/2018	6,050	6,035,707
Unsec. Disc. Notes(b)	1.89%	07/20/2018	5,400	5,386,182
Unsec. Disc. Notes(b)	1.86%	07/27/2018	15,000	14,956,787
Unsec. Disc. Notes(b)	1.86%	08/01/2018	27,000	26,915,500
Unsec. Disc. Notes(b)	1.86%	08/03/2018	10,000	9,967,677
Unsec. Global Bonds (1 mo. USD LIBOR - 0.08%) (a)	1.83%	03/01/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR - 0.09%) (a)	1.83%	06/14/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR - 0.09%) (a)	1.83%	07/08/2019	7,000	7,000,358
Unsec. Global Bonds (1 mo. USD LIBOR - 0.12%) (a)	1.83%	12/21/2018	10,000	10,000,000
Unsec. Global Bonds (1 mo. USD LIBOR - 0.13%) (a)	1.82%	11/19/2018	5,000	5,000,000
				323,223,474

See accompanying notes which are an integral part of this schedule.

Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.42%

Unsec. Medium-Term Notes (1 mo. USD LIBOR - 0.10%)(a)	1.82%	08/08/2019	$5,000	$5,000,000

Overseas Private Investment Corp. (OPIC)–2.12%

Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate) (c)	1.94%	06/15/2025	5,000	5,000,000
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate) (c)	1.94%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD Notes (3 mo. U.S. Treasury Bill Rate) (c)	1.89%	02/15/2028	10,000	10,000,000
				25,000,000
Total U.S. Government Sponsored Agency Securities (Cost $383,737,267)				383,737,267

U.S. Treasury Securities–25.41%

U.S. Treasury Bills–19.66%(b)

U.S. Treasury Bills	1.79%	06/21/2018	18,000	17,982,200
U.S. Treasury Bills	1.54%	06/28/2018	10,000	9,988,525
U.S. Treasury Bills	1.75%	06/28/2018	50,000	49,934,450
U.S. Treasury Bills	1.76%	06/28/2018	15,000	14,980,200
U.S. Treasury Bills	1.75%	07/05/2018	10,000	9,983,557
U.S. Treasury Bills	1.77%	07/19/2018	15,000	14,964,750
U.S. Treasury Bills	1.63%	07/26/2018	15,000	14,962,990
U.S. Treasury Bills	1.83%	07/26/2018	15,000	14,958,062
U.S. Treasury Bills	1.64%	08/02/2018	5,000	4,985,999
U.S. Treasury Bills	1.84%	08/02/2018	10,000	9,968,397
U.S. Treasury Bills	1.85%	08/09/2018	10,000	9,964,733
U.S. Treasury Bills	1.90%	08/23/2018	30,000	29,868,929
U.S. Treasury Bills	1.85%	09/06/2018	10,000	9,950,692
U.S. Treasury Bills	1.87%	09/13/2018	10,000	9,946,555
U.S. Treasury Bills	1.91%	10/11/2018	10,000	9,930,682
				232,370,721

U.S. Treasury Notes–5.75%

3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07% (a)	1.97%	04/30/2019	9,000	9,001,642
3 mo. U.S. Treasury Bill Money Market Yield Rate (a)	1.90%	01/31/2020	17,000	16,989,315
3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03% (a)	1.94%	04/30/2020	22,000	22,000,686
3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05% (a)	1.95%	10/31/2019	7,000	7,001,273
3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06% (a)	1.96%	07/31/2019	13,000	12,999,789
				67,992,705
Total U.S. Treasury Securities (Cost $300,363,426)		300,363,426
TOTAL INVESTMENTS (excluding Repurchase Agreements)–57.88% (Cost $684,100,693)				684,100,693
			Repurchase Amount
Repurchase Agreements–41.89%(d)

Bank of Nova Scotia, joint agreement dated 05/31/2018, aggregate maturing value of $800,039,778 (collateralized by U.S. government sponsored agency obligations valued at $816,000,000; 2.00% - 7.00%; 11/01/2018 - 05/15/2058)	1.79%	06/01/2018	55,002,735	55,000,000
CIBC World Markets Corp., joint agreement dated 05/31/2018, aggregate maturing value of $1,000,049,722 (collateralized by U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $1,020,000,000; 1.38% - 6.00%; 01/31/2021 - 04/01/2048)	1.79%	06/01/2018	55,002,735	55,000,000
DNB Bank ASA, agreement dated 05/31/2018, maturing value of $20,000,989 (collateralized by U.S. Treasury obligations valued at $20,400,078; 1.13% - 2.75%; 06/15/2020 - 02/15/2024)	1.78%	06/01/2018	20,000,989	20,000,000
HSBC Securities (USA) Inc., joint term agreement dated 05/31/2018, aggregate maturing value of $250,086,042 (collateralized by U.S. government sponsored agency obligations valued at $255,000,835; 3.50% - 4.00%; 07/01/2044 - 12/01/2047) (e)	1.77%	06/07/2018	25,008,604	25,000,000
ING Financial Markets, LLC, joint term agreement dated 05/29/2018, aggregate maturing value of $200,067,278 (collateralized by U.S. government sponsored agency obligations valued at $204,000,000; 2.00% - 6.00%; 10/01/2022 - 04/01/2048) (e)	1.73%	06/05/2018	15,005,046	15,000,000

See accompanying notes which are an integral part of this schedule.

Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Lloyds Bank PLC, joint term agreement dated 03/20/2018, aggregate maturing value of $803,192,000 (collateralized by U.S. Treasury obligations valued at $813,775,968; 1.25% - 2.63%; 10/31/2020 - 08/15/2025) (e)	1.89%	06/06/2018	$10,039,900	$10,000,000
Lloyds Bank PLC, joint term agreement dated 03/22/2018, aggregate maturing value of $376,535,625 (collateralized by U.S. Treasury obligations valued at $385,349,969; 6.00%; 02/15/2026)	1.89%	06/08/2018	7,028,665	7,000,000
Lloyds Bank PLC, joint term agreement dated 03/23/2018, aggregate maturing value of $702,784,833 (collateralized by U.S. Treasury obligations valued at $708,373,268; 2.13% - 3.50%; 05/15/2020 - 08/15/2021)	1.86%	06/11/2018	10,039,783	10,000,000
Lloyds Bank PLC, joint term agreement dated 05/08/2018, aggregate maturing value of $501,733,333 (collateralized by U.S. Treasury obligations valued at $511,879,057; 1.00% - 2.13%; 11/30/2019 - 12/31/2021)	1.95%	07/11/2018	30,104,000	30,000,000
Metropolitan Life Insurance Co., joint term agreement dated 05/30/2018, aggregate maturing value of $1,100,386,135 (collateralized by U.S. Treasury obligations valued at $1,122,537,846; 0% - 4.50%; 07/12/2018 - 02/15/2043) (e)	1.75%	06/06/2018	25,009,870	25,001,363
Mitsubishi UFJ Trust and Banking Corp., joint term agreement dated 05/30/2018, aggregate maturing value of $2,795,581,383 (collateralized by U.S. Treasury obligations valued at $2,852,577,495; 1.63% - 2.25%; 08/31/2022 - 11/30/2024) (e)	1.76%	06/06/2018	47,403,717	47,387,500
RBC Capital Markets LLC, joint term agreement dated 06/01/2018, aggregate maturing value of $1,000,000,000 (collateralized by U.S. government sponsored agency obligations valued at $1,020,000,001; 0% - 7.50%; 06/25/2018 - 03/25/2058) (e)	1.70%	07/31/2018	85,000,000	85,000,000
Societe Generale, joint open agreement dated 04/03/2018, aggregate maturing value of $500,000,000 (collateralized by U.S. government sponsored agency obligations, U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $510,000,000; 0% - 7.63%; 11/08/2018 - 01/01/2048) (f)	1.75%	—	—	15,000,000
Societe Generale, joint term agreement dated 05/25/2018, aggregate maturing value of $100,033,250 (collateralized by U.S. Treasury obligations valued at $102,000,010; 0% - 3.88%; 10/11/2018 - 02/15/2048) (e)	1.71%	06/01/2018	10,003,325	10,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 05/31/2018, aggregate maturing value of $1,000,048,611 (collateralized by U.S. government sponsored agency obligations valued at $1,020,000,001; 3.00% - 3.50%; 10/20/2047 - 05/20/2048)	1.75%	06/01/2018	30,730,025	30,728,531
Wells Fargo Securities, LLC, joint agreement dated 05/31/2018, aggregate maturing value of $760,037,789 (collateralized by U.S. government sponsored agency obligations valued at $775,200,001; 2.13% - 6.00%; 02/01/2021 - 05/01/2048)	1.79%	06/01/2018	55,002,735	55,000,000
Total Repurchase Agreements (Cost $495,117,394)				495,117,394
TOTAL INVESTMENTS IN SECURITIES(g)–99.77% (Cost $1,179,218,087)				1,179,218,087
OTHER ASSETS LESS LIABILITIES–0.23%				2,622,523
NET ASSETS—100.00%				$1,181,840,610

Investment Abbreviations:
COP	—Certificates of Participation
Disc.	—Discount
Gtd.	—Guaranteed
LIBOR	—London Interbank Offered Rate
Sr.	—Senior
Unsec.	—Unsecured
USD	—U.S. Dollar
VRD	—Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(b)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on May 31, 2018.

(d)	Principal amount equals value at period end. See Note 1D.

(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.

(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.

(g)	Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of this schedule.

Invesco Government Money Market Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco Government Money Market Fund

D.

Repurchase Agreements – The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

E.

Other Risks – Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

Invesco Government Money Market Fund

Invesco High Yield Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	HYI-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–91.14%

Advertising–0.37%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$4,514,000	$4,587,353

Aerospace & Defense–1.88%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	1,436,000	1,443,180
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	3,319,000	3,323,149
7.50%, 03/15/2025(b)	4,486,000	4,654,674
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	1,266,000	1,294,485
6.50%, 05/15/2025	8,955,000	9,106,339
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	3,363,000	3,447,075
		23,268,902

Agricultural & Farm Machinery–0.59%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	7,181,000	7,234,857

Agricultural Products–0.27%

Kernel Holding SA (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	3,257,000	3,378,571

Airlines–0.32%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	3,690,000	3,985,200

Alternative Carriers–0.56%

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	5,202,000	4,957,506
5.38%, 05/01/2025	2,032,000	1,971,040
		6,928,546

Aluminum–0.50%

Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	447,000	439,222
6.25%, 08/15/2024(b)	5,687,000	5,772,874
		6,212,096

	Principal Amount	Value

Apparel Retail–1.45%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	$7,523,000	$7,222,080
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	7,100,000	7,259,750
6.75%, 07/01/2036	740,000	669,700
6.88%, 11/01/2035	3,039,000	2,776,886
		17,928,416

Auto Parts & Equipment–0.54%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	2,310,000	2,295,562
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	2,155,000	2,179,244
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	2,334,000	2,211,465
		6,686,271

Automobile Manufacturers–0.60%

J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	7,256,000	7,401,120
Motors Liquidation Co., Sr. Unsec. Deb., 0.00%, 07/15/2033(c)(d)	14,770,000	0
		7,401,120

Automotive Retail–0.96%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	1,795,000	1,768,075
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	4,817,000	4,780,873
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	5,435,000	5,367,062
		11,916,010

Broadcasting–2.67%

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	5,296,000	5,435,020
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	6,722,000	6,722,000
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	3,897,000	4,009,233
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	2,914,000	2,954,534
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	4,118,000	4,038,317

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Broadcasting–(continued)

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	$32,000	$31,720
5.38%, 07/15/2026(b)	925,000	897,250
6.00%, 07/15/2024(b)	4,138,000	4,251,795
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	4,508,000	4,581,255
		32,921,124

Building Products–0.50%

Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	225,000	221,848

Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	2,111,000	1,988,298
6.00%, 10/15/2025(b)	2,977,000	3,021,655
William Lyon Homes Inc., Sr. Unsec. Notes, 6.00%, 09/01/2023(b)	976,000	979,660
		6,211,461

Cable & Satellite–9.61%

Altice France S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	6,777,000	6,760,057
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	4,131,000	4,043,216
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	957,000	901,973
5.00%, 04/01/2024	4,010,000	3,904,738
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	5,503,000	5,558,030
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	11,302,000	11,100,824
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	2,673,000	2,829,237
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	8,000,000	8,890,000
10.88%, 10/15/2025(b)	5,809,000	6,745,701
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	11,185,000	9,331,086
7.75%, 07/01/2026	1,220,000	1,056,825
7.88%, 09/01/2019	8,304,000	8,623,704
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	7,163,000	7,664,410
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	10,288,000	9,021,290
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	4,180,000	4,117,300
7.50%, 04/01/2021	3,635,000	3,571,388

	Principal Amount	Value

Cable & Satellite–(continued)

Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	$3,000,000	$2,925,516
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	5,698,000	5,790,592
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	1,000,000	917,500
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	2,650,000	2,557,250
Virgin Media Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 6.00%, 10/15/2024(b)	1,718,000	1,674,019
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	3,502,000	3,331,278
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	5,170,000	5,285,808
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	239,300
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	2,000,000	1,900,000
		118,741,042

Casinos & Gaming–1.77%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	3,878,000	4,086,442
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	2,114,000	2,037,368
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	2,670,000	2,836,875
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	2,495,000	2,738,263
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	6,494,000	6,989,232
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	3,270,000	3,212,775
		21,900,955

Commodity Chemicals–0.46%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	3,677,000	3,736,751

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Commodity Chemicals–(continued)

Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	$2,054,000	$ 1,993,715
		5,730,466

Construction Machinery & Heavy Trucks–0.69%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	4,371,000	4,480,275
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	4,117,000	4,091,269
		8,571,544

Consumer Finance–1.84%

Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	5,939,000	6,102,322
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	3,153,000	3,389,538
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(e)	2,801,000	2,727,474
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	2,639,000	2,800,639
8.00%, 03/25/2020	5,166,000	5,506,956
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	2,364,000	2,219,205
		22,746,134

Copper–0.65%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	3,090,000	3,111,244
7.50%, 04/01/2025(b)	5,023,000	4,941,376
		8,052,620

Data Processing & Outsourced Services–1.19%

First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	13,949,000	14,646,450

Diversified Banks–1.39%

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	1,212,000	1,317,292
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	3,020,000	3,809,688
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.83% (3 mo. USD LIBOR + 3.47%)(e)(f)	3,490,000	3,516,175

	Principal Amount	Value

Diversified Banks–(continued)

Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	$8,354,000	$ 8,489,233
		17,132,388

Diversified Chemicals–0.47%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	1,741,000	1,830,714
7.00%, 05/15/2025	1,735,000	1,869,463
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	2,071,000	2,055,467
		5,755,644

Diversified Metals & Mining–1.48%

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	7,794,000	7,209,450
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	4,246,000	4,479,530
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	3,447,000	3,576,262
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	3,108,000	3,069,150
		18,334,392

Diversified Support Services–0.16%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	1,903,000	1,918,034

Electric Utilities–0.06%

Drax Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 6.63%, 11/01/2025(b)	687,000	697,305

Electrical Components & Equipment–0.46%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	5,688,000	5,645,340

Electronic Equipment & Instruments–0.27%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	3,406,000	3,278,275

Environmental & Facilities Services–1.13%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	3,097,000	3,104,742
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	4,652,000	4,489,180

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Environmental & Facilities Services–(continued)

Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	$4,578,000	$ 4,452,105
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	1,010,000	977,175
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	936,000	896,220
		13,919,422

Fertilizers & Agricultural Chemicals–0.25%

OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	2,973,000	3,069,623

Food Distributors–0.58%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	6,977,000	7,133,983

Food Retail–1.80%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	12,213,000	11,632,883
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	5,651,000	5,341,890
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	5,254,000	5,254,000
		22,228,773

Gas Utilities–1.55%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	3,010,000	2,994,950
5.88%, 08/20/2026	5,430,000	5,307,825
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	3,089,000	2,880,492
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	8,185,000	7,924,717
		19,107,984

Health Care Equipment–0.82%

Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(g)	5,373,000	5,454,670
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	4,809,000	4,712,820
		10,167,490

	Principal Amount	Value

Health Care Facilities–3.73%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	$2,000	$ 2,033
6.50%, 03/01/2024	3,255,000	3,385,200
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	2,385,000	2,253,086
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	5,890,000	5,521,875
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	1,412,469	748,609
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	4,788,000	4,907,700
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	11,479,000	11,565,092
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	1,255,000	1,308,337
7.50%, 02/15/2022	5,063,000	5,531,327
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	3,380,000	3,329,300
5.88%, 02/15/2026	2,780,000	2,804,353
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	3,769,000	3,651,219
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	1,049,000	1,052,934
		46,061,065

Health Care REITs–0.48%

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	6,350,000	5,985,256

Health Care Services–2.75%

DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	2,879,000	2,735,913
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	1,759,000	1,864,892
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	3,452,000	3,430,425
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	7,887,000	8,202,480
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	1,716,000	1,608,750
8.88%, 04/15/2021(b)	760,000	782,800
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	3,975,000	3,458,250
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	8,135,000	8,114,662
8.13%, 04/01/2022	3,543,000	3,715,757
		33,913,929

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Home Improvement Retail–0.57%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	$7,221,000	$ 6,986,318

Homebuilding–2.75%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	2,939,000	2,832,461
6.88%, 02/15/2021(b)	4,568,000	4,625,100
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	3,203,000	3,122,925
8.75%, 03/15/2022	3,175,000	3,405,187
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	2,099,000	2,266,920
8.00%, 03/15/2020	881,000	942,670
Lennar Corp., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026(b)	961,000	941,300
5.38%, 10/01/2022(b)	5,385,000	5,546,550
8.38%, 01/15/2021(b)	867,000	958,035
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	2,583,000	2,731,522
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	2,127,000	2,076,484
Taylor Morrison Communities Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	4,499,000	4,566,485
		34,015,639

Household Products–1.53%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	3,040,091	3,059,091
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	1,750,000	1,721,563
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	4,936,000	5,074,578
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	5,158,000	5,132,210
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	3,822,000	3,895,765
		18,883,207

Independent Power Producers & Energy Traders–1.14%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	4,374,000	4,439,610
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	2,859,000	2,733,919
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	2,985,000	3,096,937
6.63%, 01/15/2027	1,195,000	1,239,813

	Principal Amount	Value

Independent Power Producers & Energy Traders–(continued)

Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	$2,400,000	$ 2,526,960
		14,037,239

Industrial Machinery–0.63%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	4,486,000	4,637,402
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	3,157,000	3,117,538
		7,754,940

Insurance Brokers–0.12%

HUB International Ltd., Sr. Unsec. Notes, 7.00%, 05/01/2026(b)	1,476,000	1,480,221

Integrated Oil & Gas–1.02%

California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	3,868,000	3,432,850
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	4,851,000	4,351,832
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	1,439,000	1,521,627
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	3,496,000	3,300,224
		12,606,533

Integrated Telecommunication Services–1.73%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	4,624,000	4,757,171
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	4,292,000	4,420,760
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	3,388,000	3,049,200
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	2,942,000	2,662,510
11.00%, 09/15/2025	4,028,000	3,242,540
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	731,000	745,620
7.20%, 07/18/2036	2,307,000	2,462,723
		21,340,524

Internet Software & Services–1.03%

Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	8,510,000	8,690,837
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	3,968,000	4,047,360
		12,738,197

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Leisure Products–0.68%

Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	$1,559,000	$ 1,258,580
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	6,523,000	6,379,494
Sr. Unsec. Notes, 6.20%, 10/01/2040	866,000	748,917
		8,386,991

Life Sciences Tools & Services–0.09%

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	1,161,000	1,168,256

Managed Health Care–0.63%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	2,387,000	2,378,049
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	2,628,000	2,509,740
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	2,841,000	2,841,000
		7,728,789

Metal & Glass Containers–0.32%

Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	1,244,000	1,222,230
7.25%, 05/15/2024(b)	2,565,000	2,686,838
		3,909,068

Movies & Entertainment–0.40%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	5,003,000	4,909,194

Oil & Gas Drilling–1.14%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	205,000	171,431
7.75%, 02/01/2026	4,010,000	3,834,563
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	3,334,000	3,142,295
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	3,608,000	3,409,560
7.75%, 12/15/2023	712,000	756,500
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	2,990,000	2,773,225
		14,087,574

	Principal Amount	Value

Oil & Gas Equipment & Services–1.05%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	$3,736,000	$ 3,750,010
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	4,685,000	4,778,700
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	4,015,000	3,141,737
8.25%, 06/15/2023	1,390,000	1,351,775
		13,022,222

Oil & Gas Exploration & Production–6.60%

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	3,767,000	4,077,777
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	5,881,000	5,961,864
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	3,015,000	2,675,813
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	3,430,000	3,412,850
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	3,518,000	3,324,510
6.63%, 05/01/2023	1,188,000	1,199,880
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	2,118,000	2,096,820
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	1,567,000	1,662,979
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	5,649,000	5,740,796
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	6,766,000	7,002,810
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	1,632,000	1,605,480
5.63%, 03/01/2026	1,606,000	1,539,753
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	4,451,000	4,206,195
5.88%, 07/01/2022	4,087,000	4,138,087
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	3,009,000	3,103,031
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	4,240,000	4,324,800
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	3,560,000	3,702,471

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	$2,488,000	$ 2,475,560
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	6,939,000	7,095,127
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	6,291,000	6,456,139
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	5,752,000	5,723,240
		81,525,982

Oil & Gas Refining & Marketing–0.47%

Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	2,925,000	2,903,062
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	2,968,000	2,841,890
		5,744,952

Oil & Gas Storage & Transportation–2.45%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	2,520,000	2,570,400
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	5,344,000	5,557,760
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(e)	3,123,000	2,938,040
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	784,000	764,126
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	3,351,000	3,216,960
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	4,240,000	4,028,000
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	3,766,000	3,728,340
5.25%, 05/01/2023	2,077,000	2,097,770
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	1,888,000	1,899,215
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	820,000	827,175
Sr. Unsec. Notes, 7.88%, 09/01/2021	2,316,000	2,606,079
		30,233,865

	Principal Amount	Value

Other Diversified Financial Services–0.98%

Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	$3,177,000	$ 3,276,281
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	3,774,000	3,792,870
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	3,753,000	3,621,645
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	1,316,000	1,366,153
		12,056,949

Packaged Foods & Meats–1.31%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	2,941,000	2,771,893
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	5,290,000	5,217,315
Lamb Weston Holdings Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	3,223,000	3,182,712
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	4,905,000	5,043,076
		16,214,996

Paper Packaging–0.33%

Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	4,223,000	4,054,080

Paper Products–0.81%

Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	2,298,000	2,366,940
7.75%, 12/01/2022	414,000	435,218
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	1,263,000	1,240,897
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	6,288,000	5,973,600
		10,016,655

Pharmaceuticals–1.93%

Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	2,215,000	1,643,951
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	3,600,000	3,430,418
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	2,258,000	2,237,962

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Pharmaceuticals–(continued)

Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	$2,692,000	$ 2,651,620
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	4,861,000	4,835,480
5.88%, 05/15/2023(b)	2,027,000	1,933,251
6.13%, 04/15/2025(b)	3,145,000	2,920,919
7.25%, 07/15/2022(b)	4,169,000	4,242,791
		23,896,392

Publishing–0.62%

Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	7,519,000	7,612,987

Restaurants–0.69%

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	2,301,000	2,407,421
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	4,654,000	4,409,665
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	1,846,000	1,739,855
		8,556,941

Security & Alarm Services–0.98%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	2,683,000	2,421,407
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	9,173,000	9,743,561
		12,164,968

Semiconductor Equipment–0.15%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	1,942,000	1,871,603

Semiconductors–0.48%

NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	5,814,000	5,943,652

Specialized Consumer Services–0.73%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	8,454,000	8,982,375

Specialized Finance–0.77%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,288,000	3,452,400
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	1,313,000	1,406,551
Sr. Unsec. Notes, 5.00%, 04/01/2023	1,463,000	1,499,575

	Principal Amount	Value

Specialized Finance–(continued)

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	$400,000	$ 405,000
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	736,000	754,400
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	1,967,000	1,996,505
		9,514,431

Specialized REITs–0.36%

Iron Mountain Inc., Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	4,067,000	4,021,043
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	479,000	457,445
		4,478,488

Specialty Chemicals–0.95%

Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	2,650,000	2,623,500
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	6,152,000	5,928,990
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	3,197,000	3,228,970
		11,781,460

Steel–1.27%

Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	5,132,000	4,917,098
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	3,511,000	3,581,220
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	6,945,000	7,137,376
		15,635,694

Technology Distributors–0.05%

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	671,000	666,169

Technology Hardware, Storage & Peripherals–1.69%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	5,476,000	5,517,070
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(b)	1,376,000	1,672,742
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	9,441,000	10,146,524
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	3,612,000	3,535,245
		20,871,581

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount	Value

Textiles–0.24%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	$2,859,000	$ 2,923,328

Trading Companies & Distributors–1.64%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	5,316,000	5,163,165
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	5,790,000	5,739,337
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	4,709,000	5,073,948
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	714,000	725,603
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	3,449,000	3,539,536
		20,241,589

Trucking–0.85%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	1,716,000	1,593,735
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	1,312,000	1,280,840
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	7,446,000	7,620,609
		10,495,184

Wireless Telecommunication Services–5.16%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	3,510,000	3,365,213
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	3,244,000	3,206,045
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	6,022,000	5,803,702
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	3,387,000	3,261,004
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	666,000	626,040
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	3,300,000	2,516,250
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	3,188,000	3,144,165
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	1,736,000	1,627,500
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	3,000,000	3,547,500

	Principal Amount		Value

Wireless Telecommunication Services–(continued)

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021		$6,581,000	$ 6,827,787
7.63%, 02/15/2025		2,028,000	2,093,910
7.88%, 09/15/2023		13,647,000	14,356,644
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026		7,987,000	8,356,399
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025		4,811,000	5,039,041
			63,771,200
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,136,158,535)			1,125,708,474

	Shares

Exchange-Traded Funds–4.53%

iShares® 0-5 Year High Yield Corporate Bond ETF		593,000	27,663,450
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF		1,035,000	28,296,900
Total Exchange-Traded Funds (Cost $57,349,010)			55,960,350

	Principal Amount

Variable Rate Senior Loan Interests–1.18%(h)

Food Retail–1.18%

Albertson’s LLC, Term Loan B-4, 4.65% (3 mo. USD LIBOR + 2.75%), 08/25/2021		$10,819,016	10,723,701
Bridge Term Loan, —%, 04/18/2019(c)(i)		3,885,000	3,885,000
Total Variable Rate Senior Loan Interests (Cost $14,395,239)			14,608,701

Non-U.S. Dollar Denominated Bonds & Notes–0.99%(j)

Beverage & Tobacco–0.14%

Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	1,500,000	1,707,617

Cable & Satellite–0.12%

Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	1,350,000	1,528,095

Diversified Chemicals–0.30%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	3,250,000	3,761,864

Food Retail–0.23%

Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	2,350,000	2,830,480

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

	Principal Amount		Value

Packaged Foods & Meats–0.13%

Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	1,400,000	$ 1,647,060

Paper Packaging–0.05%

M&G Finance Luxembourg S.A. (Luxembourg), Jr. Unsec. Gtd. Sub. Variable Rate Euro Notes, 5.30% (3 mo. EURIBOR + 5.63%)(c)(d)(e)(f)	EUR	4,100,000	575,197

Textiles–0.02%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	200,000	235,457
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $13,404,252)			12,285,770

U.S. Treasury Bills–0.60%

0.00%, 07/26/2018(k)(l)		$600,000	598,364
1.59%, 07/26/2018(k)(l)		3,050,000	3,041,682
1.64%, 07/26/2018(k)(l)		2,100,000	2,094,273
1.79%, 07/26/2018(k)(l)		1,680,000	1,675,419
Total U.S. Treasury Bills (Cost $7,411,135)			7,409,738

	Shares

Preferred Stocks–0.53%

Diversified Banks–0.45%

Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.		4,440	5,581,080

Specialized Finance–0.08%

CIT Group Inc., Series A, 5.80% Pfd.		935,000	931,494
Total Preferred Stocks (Cost $6,651,555)			6,512,574

Common Stocks & Other Equity Interests–0.00%

Broadcasting–0.00%

Adelphia Recovery Trust Series ACC-1 (m)		4,846,549	5,331
Adelphia Recovery Trust Series Arahova (m)		2,211,702	2,212
			7,543

	Shares	Value

Diversified Support Services–0.00%

ACC Claims Holdings, LLC (n)	4,130,550	$ 14,457

Integrated Telecommunication Services–0.00%

Ventelo, Inc. (United Kingdom) (Acquired 06/28/2002; Cost $0) (b)(c)(n)	73,021	0

Leisure Products–0.00%

HF Holdings, Inc. (Acquired 09/29/2009; Cost $6,855,236)(b)(c)(n)	36,820	0
Total Common Stocks & Other Equity Interests (Cost $9,361,768)		22,000

Money Market Funds–0.16%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (o)	677,586	677,586
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (o)	483,889	483,986
Invesco Treasury Portfolio –Institutional Class, 1.64% (o)	774,384	774,384
Total Money Market Funds (Cost $1,935,956)		1,935,956
TOTAL INVESTMENTS IN SECURITIES–99.13% (Cost $1,246,667,450)		1,224,443,563
OTHER ASSETS LESS LIABILITIES–0.87%		10,712,094
NET ASSETS–100.00%		$ 1,235,155,657

Investment Abbreviations:
Conv.	—Convertible
Deb.	—Debentures
ETF	—Exchange-Traded Fund
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
Pfd.	—Preferred
PIK	—Pay-in-Kind
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sec.	—Secured
SPDR	—Standard & poor’s Depositary Receipt
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
USD	—U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $539,696,501, which represented 43.69% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(d)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2018 was $575,197 which represented less than 1% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(i)	This variable rate interest will settle after May 31, 2018, at which time the interest rate will be determined.

(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(l)	All or a portion of the value was designated as collateral to cover margin requirements for open swap agreements. See Note 1F.

(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.

(n)	Non-income producing security.

(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive
08/31/2018	Barclays Bank PLC	EUR	5,301,256	USD	6,245,224	$ 2,793
08/31/2018	Barclays Bank PLC	GBP	971,044	USD	1,299,996	3,546
Total Forward Foreign Currency Contracts—Currency Risk						$ 6,339

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(p)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 29, Version 1	Sell	5.00%	Quarterly	12/20/2022	3.30%	USD	19,800,000	$1,326,749	$1,304,107	$(22,642)
Markit CDX North America High Yield Index, Series 30, Version 1	Sell	5.00	Quarterly	06/20/2023	3.53	USD	23,700,000	1,427,587	1,473,571	45,984
Total Centrally Cleared Credit Default Swap Agreements—Credit Risk								$2,754,336	$2,777,678	$23,342

(p)

Implied credit spreads represent the current level, as of May 31, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements(q)
Counterparty	Pay/ Receive	Reference Entity	Payment Frequency	(Pay)/ Receive Floating Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Goldman Sachs International	Receive	Markit iBoxx USD Liquid High Yield Index	Quarterly	3 Month USD LIBOR	At Maturity	09/20/2018	USD	39,600,000	$—	$581,522	$ 581,522
Morgan Stanley & Co. International PLC	Receive	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	3 Month USD LIBOR	Quarterly	09/20/2018	USD	40,000,000	—	94,702	94,702
Total Over-The-Counter Total Return Swap Agreements – Interest Rate Risk									$—	$676,224	$ 676,224

(q)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with Morgan Stanley & Co. International PLC in the amount of $260,000.

  Abbreviations:

EUR	—	Euro	LIBOR	—	London Interbank Offered Rate
GBP	—	British Pound Sterling	USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco High Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                                 Invesco High Yield Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of

                                 Invesco High Yield Fund

D.	Foreign Currency Translations – (continued)

dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

                                 Invesco High Yield Fund

F.	Swap Agreements– (continued)

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

G.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

                                 Invesco High Yield Fund

H.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

I.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

                                 Invesco High Yield Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,125,708,474	$0	$1,125,708,474
Exchange-Traded Funds	55,960,350	—	—	55,960,350
Variable Rate Senior Loan Interests	—	10,723,701	3,885,000	14,608,701
Non-U.S. Dollar Denominated Bonds & Notes	—	11,710,573	575,197	12,285,770
U.S. Treasury Bills	—	7,409,738	—	7,409,738
Preferred Stocks	5,581,080	931,494	—	6,512,574
Common Stocks & Other Equity Interests	—	22,000	0	22,000
Money Market Funds	1,935,956	—	—	1,935,956
Total Investments in Securities	63,477,386	1,156,505,980	4,460,197	1,224,443,563
Other Investments – Assets*
Forward Foreign Currency Contracts	—	6,339	—	6,339
Swap Agreements	—	722,208	—	722,208
	—	728,547	—	728,547
Other Investments – Liabilities*
Swap Agreements	—	(22,642)	—	(22,642)
Total Other Investments	—	705,905	—	705,905
Total Investments	$63,477,386	$1,157,211,885	$4,460,197	$1,225,149,468
*	Unrealized appreciation (depreciation).

NOTE 3 — Unfunded Loan Commitments

As of May 31, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Albertson’s LLC	Bridge Term Loan	$ 3,885,000	$ 3,885,000

                                 Invesco High Yield Fund

Invesco Real Estate Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	REA-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.55%

Apartments–11.96%

American Campus Communities, Inc.	485,147	$19,454,395
AvalonBay Communities, Inc.	357,233	59,136,351
Education Realty Trust, Inc.	435,645	15,918,468
Equity Residential	587,377	37,586,254
Essex Property Trust, Inc.	98,663	23,583,417
Mid-America Apartment Communities, Inc.	204,580	19,140,505
		174,819,390

Data Centers–6.49%

CyrusOne Inc.	282,799	15,661,409
Digital Realty Trust, Inc.	105,495	11,338,602
Equinix, Inc.	139,880	55,511,378
QTS Realty Trust, Inc. -Class A	327,929	12,372,761
		94,884,150

Diversified–2.44%

BGP Holdings PLC (Malta) (Acquired 08/06/2009; Cost $0) (b)(c)(d)	3,547,941	0
Forest City Realty Trust, Inc. -Class A	346,073	7,049,507
Vornado Realty Trust	99,771	6,955,036
Washington REIT	755,354	21,663,553
		35,668,096

Freestanding–2.25%

National Retail Properties, Inc.	366,188	15,171,169
Realty Income Corp.	332,636	17,729,499
		32,900,668

Health Care–7.06%

HCP, Inc.	395,857	9,488,692
Healthcare Realty Trust, Inc.	987,870	26,909,579
National Health Investors, Inc.	186,888	13,796,072
Ventas, Inc.	485,470	26,535,790
Welltower Inc.	457,816	26,393,093
		103,123,226
Industrial/Office: Industrial–7.60%

Cabot Industrial Value Fund II LP (Acquired 11/10/2005-05/12/2009; Cost $20,133) (b)(c)(d)(e)	6,533	36,367
EastGroup Properties, Inc.	76,350	7,118,110
Exeter Industrial Value Fund LP (Acquired 11/06/2007-04/18/2011; Cost $3,554,748) (b)(c)(d)(e)	4,185,000	303,788
Liberty Property Trust	380,660	16,828,979
Prologis, Inc.	1,182,735	76,108,997
Terreno Realty Corp.	278,632	10,618,666
		111,014,907

	Shares	Value
Industrial/Office: Office–11.55%

Alexandria Real Estate Equities, Inc.	120,697	$15,077,469
Boston Properties, Inc.	390,496	47,550,698
BRCP Realty II LP (Acquired 10/02/2006-04/04/2011; Cost $3,930,551) (b)(c)(d)(e)	4,646,429	0
Corporate Office Properties Trust	368,768	10,288,627
Cousins Properties, Inc.	1,249,692	11,772,099
Empire State Realty Trust Inc. -Class A	611,967	10,378,960
Hudson Pacific Properties Inc.	823,279	29,144,077
Kilroy Realty Corp.	294,636	22,436,531
SL Green Realty Corp.	226,415	22,079,991
		168,728,452

Infrastructure–13.90%

American Tower Corp. -Class A	754,263	104,367,371
Crown Castle International Corp.	807,715	84,123,517
SBA Communications Corp. -Class A (d)	92,797	14,668,422
		203,159,310
Lodging-Resorts–6.53%

Apple Hospitality REIT, Inc.	430,802	8,198,162
Host Hotels & Resorts Inc.	708,252	15,319,491
Park Hotels & Resorts Inc.	900,193	29,004,218
Pebblebrook Hotel Trust	536,746	21,909,972
Sunstone Hotel Investors, Inc.	1,202,366	20,909,145
		95,340,988

Manufactured Homes–1.56%

Equity LifeStyle Properties, Inc.	95,215	8,655,043
Sun Communities, Inc.	146,048	14,119,921
		22,774,964

Regional Malls–7.56%

GGP Inc.	1,149,668	23,315,267
Macerich Co. (The)	358,892	19,965,162
Simon Property Group, Inc.	418,835	67,105,744
		110,386,173
Self Storage Facilities–6.97%

Extra Space Storage Inc.	383,482	36,910,143
Public Storage	306,447	64,917,732
		101,827,875
Shopping Centers–4.76%

Acadia Realty Trust	190,852	4,914,439
Federal Realty Investment Trust	233,483	27,758,794
Regency Centers Corp.	254,264	14,767,653
Retail Opportunity Investments Corp.	1,223,933	22,177,666
		69,618,552
Single Family Homes–1.52%

American Homes 4 Rent -Class A	541,952	10,795,684

See accompanying notes which are an integral part of this schedule.

Invesco Real Estate Fund

	Shares	Value
Single Family Homes–(continued)

Invitation Homes Inc.	518,364	$11,409,191
		22,204,875

Specialty Properties–0.81%

Lamar Advertising Co. -Class A	171,978	11,904,317

Timber REITs–5.59%

PotlatchDeltic Corp.	302,812	15,292,006

Rayonier Inc.	583,870	22,695,027
Weyerhaeuser Co.	1,168,545	43,621,785

		81,608,818
Total Common Stocks & Other Equity Interests (Cost $1,156,701,529)		1,439,964,761

	Shares	Value
Money Market Funds–1.33%

Invesco Government & Agency Portfolio – Institutional Class, 1.64% (f)	6,816,963	$6,816,963
Invesco Liquid Assets Portfolio – Institutional Class, 1.86% (f)	4,868,364	4,869,338

Invesco Treasury Portfolio – Institutional Class, 1.64% (f)	7,790,814	7,790,814
Total Money Market Funds (Cost $19,476,726)		19,477,115

TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $1,176,178,255)		1,459,441,876
OTHER ASSETS LESS LIABILITIES–0.12%		1,676,706

NET ASSETS–100.00%		$1,461,118,582

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $340,155, which represented less than 1% of the Fund’s Net Assets.

(d)	Non-income producing security.

(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund LP	$ 315,000	1.26%
Cabot Industrial Value Fund II LP	233,500	0.80
BRCP Realty II LP	176,786	0.73
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Real Estate Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Real Estate Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

Invesco Real Estate Fund

D.	Foreign Currency Translations – (continued)

Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Real Estate Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,439,624,606	$—	$340,155	$11,439,964,761
Money Market Funds	19,477,115	—	—	19,477,115
Total Investments	$1,459,101,721	$—	$340,155	$1,459,441,876

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	SDIP-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–99.85%

U.S. Treasury Inflation - Indexed Notes–99.85%(a)

U.S. Treasury Inflation - Indexed Notes	1.88%	07/15/2019	$30,926	$31,548,891
U.S. Treasury Inflation - Indexed Notes	1.38%	01/15/2020	38,172	38,758,628
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2020	92,703	91,923,669
U.S. Treasury Inflation - Indexed Notes	1.25%	07/15/2020	64,594	65,889,612
U.S. Treasury Inflation - Indexed Notes	1.13%	01/15/2021	73,005	74,184,439
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2021	82,464	81,319,892
U.S. Treasury Inflation - Indexed Notes	0.63%	07/15/2021	68,908	69,314,634
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2022	79,354	78,095,453
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2022	79,572	78,045,292
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022	77,663	76,520,102
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	77,007	75,380,159
U.S. Treasury Inflation - Indexed Notes	0.63%	04/15/2023	31,602	31,590,404

TOTAL INVESTMENTS IN SECURITIES–99.85% (Cost $809,400,250)				792,571,175

OTHER ASSETS LESS LIABILITIES–0.15%				1,192,774

NET ASSETS–100.00%				$793,763,949

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1C.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

                                 Invesco Short Duration Inflation Protected Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

                                 Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	STB-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Principal Amount	Value

Bonds & Notes–70.99%

Aerospace & Defense–3.42%

General Dynamics Corp., Sr. Unsec. Gtd. Global Floating Rate Notes, 2.74% (3 mo. USD LIBOR + 0.38%), 05/11/2021(b)	$3,500,000	$ 3,505,452
Sr. Unsec. Gtd. Global Notes, 2.88%, 05/11/2020	10,000,000	9,995,246
Lockheed Martin Corp., Sr. Unsec. Global Notes, 1.85%, 11/23/2018	4,286,000	4,270,077
Northrop Grumman Corp., Sr. Unsec. Global Notes, 2.08%, 10/15/2020	13,957,000	13,662,352
Rockwell Collins, Inc., Sr. Unsec. Notes, 1.95%, 07/15/2019	3,499,000	3,463,944
2.80%, 03/15/2022	5,414,000	5,294,865
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Floating Rate Notes, 3.12% (3 mo. USD LIBOR + 0.80%), 06/15/2021(b)	2,202,000	2,204,286
United Technologies Corp., Sr. Unsec. Notes, 8.88%, 11/15/2019	7,000,000	7,603,859
		50,000,081

Agricultural Products–0.00%

Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/2019	11,000	11,592

Air Freight & Logistics–0.35%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(c)	5,607,000	5,162,847

Airlines–3.97%

American Airlines Pass Through Trust, Series 2013-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.95%, 01/15/2023	1,025,894	1,063,134
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	1,781,544	1,778,471
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	2,784,269	2,695,475
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	3,020,000	2,941,111
Continental Airlines Pass Through Trust, Series 2009-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 7.25%, 05/10/2021	2,650,566	2,794,982
Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	270,662	274,898

	Principal Amount	Value

Airlines–(continued)

Delta Air Lines Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.88%, 05/07/2019(c)	$2,098,218	$ 2,150,673
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 2.88%, 03/13/2020	15,951,000	15,866,571
3.40%, 04/19/2021	2,426,000	2,430,737
3.63%, 03/15/2022	4,138,000	4,113,707
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(c)	7,063,446	7,266,520
United Airlines Pass Through Trust, Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	3,332,887	3,195,167
Series 2018-1, Class B, Sec. Second Lien Pass Through Ctfs., 4.60%, 09/01/2027	3,730,000	3,781,482
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	1,302,857	1,332,516
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(c)	6,400,000	6,333,921
		58,019,365

Apparel Retail–0.41%

L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	5,808,000	5,938,680

Asset Management & Custody Banks–0.19%

Bank of New York Mellon Corp. (The), Series G, Sr. Unsec. Notes, 2.20%, 05/15/2019	2,784,000	2,771,965

Automobile Manufacturers–5.24%

BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 04/11/2019(c)	6,533,000	6,471,804
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 08/03/2018(c)	9,104,000	9,097,547
1.50%, 07/05/2019(c)	7,275,000	7,176,301
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.55%, 10/05/2018	3,000,000	3,000,433
2.02%, 05/03/2019	6,035,000	5,986,604
2.60%, 11/04/2019	1,438,000	1,430,055
2.68%, 01/09/2020	4,590,000	4,560,243
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	13,384,000	13,422,637

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Automobile Manufacturers–(continued)

General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Floating Rate Notes, 3.19% (3 mo. USD LIBOR + 0.85%), 04/09/2021(b)	$2,420,000	$ 2,434,926
Sr. Unsec. Gtd. Global Notes, 2.40%, 05/09/2019	4,999,000	4,977,284
3.55%, 04/09/2021	2,015,000	2,018,645
3.20%, 07/06/2021	2,613,000	2,589,016
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,263,000	2,265,216
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.25%, 11/15/2019(c)	5,644,000	5,679,275
Toyota Motor Credit Corp., Sr. Unsec. Medium-Term Notes, 1.55%, 10/18/2019	5,632,000	5,543,721
		76,653,707

Automotive Retail–0.22%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	2,171,000	2,275,090
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 3.35%, 01/15/2021	968,000	964,122
		3,239,212

Biotechnology–0.96%

Celgene Corp., Sr. Unsec. Global Notes, 2.88%, 08/15/2020	3,224,000	3,205,094
2.88%, 02/19/2021	3,500,000	3,459,416
Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 1.90%, 09/23/2019	7,539,000	7,432,984
		14,097,494

Brewers–2.02%

Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/2019	16,281,000	17,213,104
3.75%, 01/15/2022	4,344,000	4,422,791
Maple Escrow Subsidiary, Inc., Sr. Unsec. Gtd. Notes, 3.55%, 05/25/2021(c)	4,604,000	4,627,276
4.06%, 05/25/2023(c)	3,324,000	3,346,907
		29,610,078

Cable & Satellite–1.39%

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 3.58%, 07/23/2020	19,795,000	19,845,060

CSC Holdings LLC, Sr. Unsec. Deb., 7.63%, 07/15/2018	411,000	414,082
		20,259,142

	Principal Amount	Value

Consumer Finance–0.18%

Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 09/10/2018	$470,000	$ 472,233
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 1.80%, 07/31/2018	2,093,000	2,090,936
		2,563,169

Copper–0.32%

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	4,710,000	4,662,900

Data Processing & Outsourced Services–0.21%

Visa Inc., Sr. Unsec. Global Notes, 2.20%, 12/14/2020	3,172,000	3,123,590

Distillers & Vintners–1.38%

Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 11/07/2019	5,133,000	5,070,477
2.25%, 11/06/2020	13,000,000	12,732,858
3.20%, 02/15/2023	2,387,000	2,343,748
		20,147,083

Diversified Banks–3.91%

Banco del Estado de Chile (Chile), Sr. Unsec. Notes, 2.67%, 01/08/2021(c)	4,682,000	4,564,538
Bank of America Corp., Sr. Unsec. Global Notes, 3.00%, 12/20/2023	640,000	621,595

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	1,195,000	1,229,352
BBVA Bancomer S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(c)	2,090,000	2,184,050
Branch Banking & Trust Co., Sr. Unsec. Notes, 2.25%, 06/01/2020	6,720,000	6,621,648
Citigroup Inc., Sr. Unsec. Notes, 2.50%, 09/26/2018	7,500,000	7,500,376
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(d)	4,637,000	4,772,029
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(c)	5,000,000	4,925,000
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 2.96%, 11/08/2022	905,000	878,280
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(d)	3,735,000	3,758,530
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.83% (3 mo. USD LIBOR + 3.47%)(b)(d)	4,000,000	4,030,000
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(d)	1,390,000	1,403,900

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(c)(d)	$3,140,000	$ 3,128,225
Santander UK PLC (United Kingdom), Sr. Unsec. Global Notes, 3.05%, 08/23/2018	2,700,000	2,704,096
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 2.10%, 08/19/2019(c)	1,373,000	1,357,804
Wells Fargo & Co., Sr. Unsec. Global Notes, 2.13%, 04/22/2019	3,541,000	3,521,648
Series K, Jr. Unsec. Sub. Global Variable Rate Notes, 5.89% (3 mo. USD LIBOR + 3.77%)(b)(d)	4,000,000	4,054,000
		57,255,071

Diversified Capital Markets–0.60%

Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.57%, 01/09/2023(c)	6,700,000	6,607,234
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/2020(c)	2,135,000	2,223,396
		8,830,630

Diversified Chemicals–0.45%

E. I. du Pont de Nemours and Co., Sr. Unsec. Notes, 2.20%, 05/01/2020	6,667,000	6,591,974

Drug Retail–0.15%

Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 2.70%, 11/18/2019	2,221,000	2,217,904

Electric Utilities–1.77%

Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	3,678,000	3,647,116
Sr. Unsec. Global Notes, 2.85%, 06/15/2020	4,285,000	4,261,343
FirstEnergy Corp., Series A, Sr. Unsec. Global Notes, 2.85%, 07/15/2022	1,579,000	1,534,900
Georgia Power Co., Sr. Unsec. Global Bonds, 1.95%, 12/01/2018	6,001,000	5,980,666
Sr. Unsec. Notes, 2.85%, 05/15/2022	3,781,000	3,720,370
Southern Co. (The), Sr. Unsec. Global Notes, 1.55%, 07/01/2018	6,731,000	6,727,021
		25,871,416

Financial Exchanges & Data–0.15%

Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	2,150,000	2,146,806

Food Retail–0.88%

Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 2.35%, 12/13/2019(c)	6,841,000	6,769,367

	Principal Amount	Value

Food Retail–(continued)

Kroger Co. (The), Sr. Unsec. Medium-Term Global Notes, 1.50%, 09/30/2019	$6,160,000	$ 6,045,224
		12,814,591

Gas Utilities–0.46%

Midcontinent Express Pipeline LLC, Sr. Unsec. Notes, 6.70%, 09/15/2019(c)	6,500,000	6,711,250

Health Care Distributors–0.67%

Cardinal Health, Inc., Sr. Unsec. Global Notes, 1.95%, 06/14/2019	5,000,000	4,960,049
2.62%, 06/15/2022	4,999,000	4,808,584
		9,768,633

Health Care Equipment–2.72%

Abbott Laboratories, Sr. Unsec. Global Notes, 2.35%, 11/22/2019	6,757,000	6,720,902
2.90%, 11/30/2021	7,143,000	7,065,069
Becton, Dickinson and Co., Sr. Unsec. Notes, 2.13%, 06/06/2019	10,227,000	10,142,364
2.40%, 06/05/2020	5,358,000	5,267,694
Stryker Corp., Sr. Unsec. Global Notes, 2.00%, 03/08/2019	4,313,000	4,293,243
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 2.93% (3 mo. USD LIBOR + 0.75%), 03/19/2021(b)	6,250,000	6,265,837
		39,755,109

Health Care Facilities–0.12%

HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	430,000	450,425
Sr. Sec. Gtd. First Lien Notes, 4.25%, 10/15/2019	1,270,000	1,285,875
		1,736,300

Health Care Services–1.61%

CVS Health Corp., Sr. Unsec. Global Notes, 3.13%, 03/09/2020	15,000,000	15,025,762
3.70%, 03/09/2023	3,516,000	3,509,716
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	2,815,000	2,798,481
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 2.63%, 02/01/2020	2,236,000	2,224,165
		23,558,124

Homebuilding–0.11%

D.R. Horton, Inc., Sr. Unsec. Gtd. Global Notes, 2.55%, 12/01/2020	1,567,000	1,540,656

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Household Appliances–0.20%

Reckitt Benckiser Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 2.38%, 06/24/2022(c)	$3,066,000	$ 2,941,535

Household Products–0.92%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,324,262	13,407,539

Housewares & Specialties–0.13%

Newell Brands Inc., Sr. Unsec. Global Notes, 2.60%, 03/29/2019	1,926,000	1,920,312

Hypermarkets & Super Centers–0.44%

Costco Wholesale Corp., Sr. Unsec. Global Notes, 2.15%, 05/18/2021	6,500,000	6,369,992

Industrial Machinery–0.88%

Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes, 2.00%, 11/29/2019	7,980,000	7,899,342
Pentair Finance S.a.r.l. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.90%, 09/15/2018	4,902,000	4,910,481
		12,809,823

Integrated Oil & Gas–1.44%

BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 2.52%, 09/19/2022	4,000,000	3,879,923
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 7.63%, 07/23/2019	8,000,000	8,379,200
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	8,612,000	8,848,055
		21,107,178

Integrated Telecommunication Services–0.77%

AT&T Inc., Sr. Unsec. Global Notes, 2.45%, 06/30/2020	7,024,000	6,939,892
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	210,000	221,461
Verizon Communications Inc., Sr. Unsec. Global Notes, 1.75%, 08/15/2021	4,348,000	4,155,720
		11,317,073

Internet & Direct Marketing Retail–0.35%

Amazon.com, Inc., Sr. Unsec. Notes, 1.90%, 08/21/2020(c)	5,199,000	5,098,390

Internet Software & Services–0.41%

Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(c)	2,026,000	2,038,486
2.99%, 01/19/2023(c)	4,039,000	3,949,378
		5,987,864

	Principal Amount	Value

Investment Banking & Brokerage–1.57%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(c)	$4,519,000	$ 4,890,133
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Floating Rate Notes, 3.52% (3 mo. USD LIBOR + 1.16%), 04/23/2020(b)	2,092,000	2,123,637
Sr. Unsec. Global Notes, 2.30%, 12/13/2019	10,000,000	9,915,317
Series L, Jr. Unsec. Sub. Notes, 5.70%(d)	4,952,000	5,037,422
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	348,000	360,375
Sr. Unsec. Medium-Term Notes, 5.50%, 07/24/2020	638,000	669,156
		22,996,040

IT Consulting & Other Services–0.68%

DXC Technology Co., Sr. Unsec. Floating Rate Notes, 2.96% (3 mo. USD LIBOR + 0.95%), 03/01/2021(b)	10,000,000	10,010,507

Leisure Products–0.44%

Mattel, Inc., Sr. Unsec. Global Notes, 2.35%, 05/06/2019	6,408,000	6,425,942

Life & Health Insurance–2.55%

Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	8,000,000	8,005,942
Metropolitan Life Global Funding I, Sr. Sec. Notes, 1.75%, 09/19/2019(c)	3,530,000	3,482,712
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(c)	345,000	362,515
Nuveen Finance LLC, Sr. Unsec. Notes, 2.95%, 11/01/2019(c)	6,000,000	5,987,611
Pricoa Global Funding I, Sr. Sec. Notes, 2.20%, 05/16/2019(c)	5,965,000	5,946,281
Principal Life Global Funding II, Sec. Notes, 2.15%, 01/10/2020(c)	4,620,000	4,561,728
Protective Life Global Funding, Sec. Notes, 2.16%, 09/25/2020(c)	5,000,000	4,890,435
Prudential Financial, Inc., Sr. Unsec. Medium-Term Global Notes, 2.30%, 08/15/2018	4,000,000	3,999,332
		37,236,556

Managed Health Care–0.21%

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	980,000	1,011,410
UnitedHealth Group Inc., Sr. Unsec. Global Bonds, 1.70%, 02/15/2019	2,000,000	1,989,154
		3,000,564

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Multi-Line Insurance–0.47%

AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(c)	$7,047,000	$6,923,312

Multi-Utilities–0.19%

Dominion Energy, Inc., Jr. Unsec. Sub. Notes, 2.58%, 07/01/2020	867,000	854,903
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	1,976,000	1,931,159
		2,786,062

Office Services & Supplies–0.24%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 09/15/2020	3,630,000	3,562,373

Oil & Gas Equipment & Services–0.27%

Schlumberger Holdings Corp., Sr. Unsec. Notes, 2.35%, 12/21/2018(c)	3,951,000	3,943,900

Oil & Gas Exploration & Production–0.60%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 8.70%, 03/15/2019	1,237,000	1,290,536
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	4,565,000	4,599,637
EQT Corp., Sr. Unsec. Global Notes, 2.50%, 10/01/2020	3,000,000	2,940,110
		8,830,283

Oil & Gas Refining & Marketing–0.15%

Phillips 66, Sr. Unsec. Gtd. Global Floating Rate Notes, 2.92% (3 mo. USD LIBOR + 0.60%), 02/26/2021(b)	2,264,000	2,268,722

Oil & Gas Storage & Transportation–5.71%

Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 2.90%, 07/15/2022	2,119,000	2,053,867
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(d)	10,388,000	9,772,771
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 5.20%, 09/01/2020	602,000	632,122
2.80%, 02/15/2021	6,500,000	6,446,356
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	1,120,000	1,112,975
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	11,393,000	10,908,797
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/2020	1,000,000	1,056,397
MPLX LP, Sr. Unsec. Global Notes, 5.50%, 02/15/2023	21,065,000	21,565,504
3.38%, 03/15/2023	1,228,000	1,213,500
NGPL PipeCo. LLC, Sr. Unsec. Notes, 4.38%, 08/15/2022(c)	1,201,000	1,204,003
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Notes, 5.75%, 01/15/2020	4,330,000	4,495,478

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(d)	$14,996,000	$14,396,160
Western Gas Partners, LP, Sr. Unsec. Notes, 2.60%, 08/15/2018	2,350,000	2,348,775
Williams Partners L.P., Sr. Unsec. Notes, 4.13%, 11/15/2020	6,233,000	6,336,653
		83,543,358

Other Diversified Financial Services–0.51%

Doric Nimrod Air Alpha Pass Through Trust (Guernsey), Series 2013-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.13%, 11/30/2021(c)	875,961	896,003
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	2,775,000	2,751,282
USAA Capital Corp., Sr. Unsec. Notes, 2.45%, 08/01/2020(c)	2,000,000	1,979,537
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(c)	1,823,000	1,892,475
		7,519,297

Packaged Foods & Meats–1.09%

General Mills, Inc., Sr. Unsec. Global Notes, 3.20%, 04/16/2021	2,450,000	2,446,659
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/02/2020	1,254,000	1,247,112
Smithfield Foods, Inc., Sr. Unsec. Gtd. Notes, 2.70%, 01/31/2020(c)	8,000,000	7,893,617
Tyson Foods, Inc., Sr. Unsec. Notes, 2.25%, 08/23/2021	4,500,000	4,342,627
		15,930,015

Pharmaceuticals–1.71%

GlaxoSmithKline Capital PLC (United Kingdom), Sr. Unsec. Gtd. Global Floating Rate Notes, 2.69% (3 mo. USD LIBOR + 0.35%), 05/14/2021(b)	6,756,000	6,773,483
Sr. Unsec. Gtd. Global Notes, 3.13%, 05/14/2021	4,631,000	4,644,117
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 2.50%, 06/07/2019	7,000,000	6,956,077
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 1.70%, 07/19/2019	6,780,000	6,625,586
		24,999,263

Property & Casualty Insurance–0.59%

Suncorp-Metway Ltd. (Australia), Sr. Unsec. Notes, 2.35%, 04/27/2020(c)	8,805,000	8,697,473

Regional Banks–1.82%

BB&T Corp., Series C, Sr. Unsec. Medium-Term Notes, 2.25%, 02/01/2019	1,250,000	1,246,985

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Regional Banks–(continued)

Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(d)	$3,900,000	$ 3,973,125
Fifth Third Bank, Sr. Unsec. Notes, 1.63%, 09/27/2019	6,000,000	5,906,428
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	750,000	839,081
KeyBank N.A., Sr. Unsec. Bonds, 2.50%, 11/22/2021	4,023,000	3,932,443
Synovus Financial Corp., Unsec. Sub. Notes, 5.75%, 12/15/2025	10,295,000	10,707,109
		26,605,171

Restaurants–0.69%

1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(c)	10,020,000	10,032,024

Semiconductors–2.66%

Analog Devices, Inc., Sr. Unsec. Global Notes, 2.50%, 12/05/2021	4,825,000	4,692,195
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 2.20%, 01/15/2021	15,000,000	14,565,351
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.13%, 06/15/2020(c)	9,508,000	9,614,965
4.13%, 06/01/2021(c)	5,000,000	5,056,300
QUALCOMM Inc., Sr. Unsec. Global Notes, 1.85%, 05/20/2019	5,000,000	5,000,270
		38,929,081

Sovereign Debt–0.68%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	5,265,000	5,328,180
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	4,989,000	4,545,653
		9,873,833

Specialized Finance–0.61%

Air Lease Corp., Sr. Unsec. Global Notes, 2.13%, 01/15/2020	3,875,000	3,807,064
Aviation Capital Group LLC, Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	4,305,000	4,307,197
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	811,000	828,824
		8,943,085

Specialized REITs–0.23%

American Tower Corp., Sr. Unsec. Global Notes, 2.80%, 06/01/2020	762,000	754,929
Sr. Unsec. Notes, 5.05%, 09/01/2020	2,266,000	2,346,798

	Principal Amount	Value

Specialized REITs–(continued)

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	$245,000	$ 251,333
		3,353,060

Specialty Chemicals–0.58%

Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 2.25%, 05/15/2020	3,186,000	3,140,036
2.75%, 06/01/2022	5,456,000	5,315,414
		8,455,450

Steel–0.59%

Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	8,507,000	8,660,126

Systems Software–0.68%

VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	6,705,000	6,550,017
2.95%, 08/21/2022	3,604,000	3,464,384
		10,014,401

Technology Distributors–0.38%

Tech Data Corp., Sr. Unsec. Global Bonds, 3.70%, 02/15/2022	5,580,000	5,509,327

Technology Hardware, Storage & Peripherals–1.16%

Apple Inc., Sr. Unsec. Global Notes, 1.55%, 02/07/2020	5,155,000	5,071,834
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 3.48%, 06/01/2019(c)	6,878,000	6,906,078
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.10%, 10/04/2019(c)	5,000,000	4,942,449
		16,920,361

Tobacco–1.85%

BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.30%, 08/14/2020(c)	5,676,000	5,564,425
2.76%, 08/15/2022(c)	9,395,000	9,062,102
Philip Morris International Inc., Sr. Unsec. Global Notes, 1.88%, 11/01/2019	8,892,000	8,784,030
2.50%, 11/02/2022	3,830,000	3,693,691
		27,104,248

Trucking–0.59%

DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(c)	3,192,000	3,168,060
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(c)	2,374,000	2,372,401
3.90%, 02/01/2024(c)	3,046,000	3,051,680
		8,592,141

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–2.09%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/30/2020	$1,841,000	$ 1,899,093
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(c)	927,000	950,592
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(c)	12,282,000	12,236,557
Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(c)	15,490,125	15,412,674
		30,498,916

Total Bonds & Notes (Cost $1,049,896,968)		1,038,183,966

Asset-Backed Securities–16.33%

Angel Oak Mortgage Trust I LLC, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(c)(e)	6,596,065	6,610,451
Angel Oak Mortgage Trust LLC, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.81%, 01/25/2047(c)(e)	2,814,441	2,807,779
Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(c)(e)	2,395,430	2,388,886
Apidos CLO XI (Cayman Islands), Series 2012-11A, Class X, Floating Rate Pass Through Ctfs., 3.55% (3 mo. USD LIBOR + 1.20%), 01/17/2028(b)(c)	1,406,250	1,408,866
Banc of America Mortgage Securities Inc., Series 2004-D, Class 2A2, Variable Rate Pass Through Ctfs., 4.21%, 05/25/2034(e)	61,754	62,658
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 3.30%, 08/25/2033(e)	142,282	142,291
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 3.33% (3 mo. USD LIBOR + 1.35%), 11/30/2026(b)(c)	7,083,333	7,098,505
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.84% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(c)	6,603,000	6,617,719

	Principal Amount	Value
Canyon Capital CLO Ltd., Series 2006-1A, Class A2, Floating Rate Pass Through Ctfs., 2.39% (3 mo. USD LIBOR + 0.27%), 12/15/2020(b)(c)	$4,035,922	$ 4,037,175
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 3.77% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(c)	7,715,000	7,727,139
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 2.71% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	6,125,000	6,136,637
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 2.97% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	3,950,000	3,957,509
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 3.52% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	2,413,000	2,419,310
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.85%, 08/25/2034(e)	340,984	333,730
Cold Storage Trust, Series 2017-ICE3, Class A, Floating Rate Pass Through Ctfs., 2.92% (1 mo. USD LIBOR + 1.00%), 04/15/2036(b)(c)	15,000,000	15,075,811
COLT Mortgage Loan Trust, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.61%, 05/27/2047(c)(e)	3,281,418	3,284,353
Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(c)(e)	3,559,716	3,543,288
Commercial Mortgage Trust, Series 2017-DLTA, Class A, Floating Rate Pass Through Ctfs., 2.77% (1 mo. USD LIBOR + 0.85%), 08/15/2035(b)(c)	10,730,000	10,755,065
Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, Floating Rate Pass Through Ctfs., 2.23% (1 mo. USD LIBOR + 0.27%), 06/25/2034(b)	872,606	875,618
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(c)	7,636,478	7,663,072

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(c)(e)	$668,466	$ 662,263
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(c)(e)	727,790	720,404
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(c)(e)	5,317,219	5,276,927
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(c)(e)	1,554,551	1,541,366
Series 2018-2A, Class A1, Variable Rate Pass Through Ctfs., 3.48%, 04/25/2058(c)(e)	8,217,000	8,234,934
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 3.47% (1 mo. USD LIBOR + 1.55%), 02/15/2027(b)(c)	5,000,000	5,005,018
GS Mortgage Securities Corp II, Series 2015-GC30, Class A2, Pass Through Ctfs., 2.73%, 05/10/2050	2,687,186	2,678,369
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(c)	7,000,000	6,942,303
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(c)	3,360,000	3,303,536
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(c)	1,304,000	1,284,716
Home Partners of America Trust, Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 2.83% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(c)	3,180,000	3,185,962
Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.03% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	2,970,000	2,975,569
Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.18% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	1,350,000	1,352,531
Invitation Homes Trust, Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 2.79% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	2,741,418	2,754,641
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.09% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	1,441,000	1,453,821
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.39% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	2,758,000	2,783,683
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 3.74% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	2,105,000	2,129,594

	Principal Amount	Value
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(c)	$10,159,359	$ 10,127,769
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A1A, Variable Rate Pass Through Ctfs., 4.84%, 07/15/2041(c)(e)	219,097	219,919
Series 2013-C16, Class A2, Pass Through Ctfs., 3.07%, 12/15/2046	1,509,580	1,510,455
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2, Pass Through Ctfs., 2.98%, 11/15/2045	1,380,563	1,380,729
Series 2015-C28, Class A2, Pass Through Ctfs., 2.77%, 10/15/2048	3,316,008	3,308,793
Series 2015-C29, Class A2, Pass Through Ctfs., 2.92%, 05/15/2048	1,601,601	1,600,764
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(c)	368,209	366,717
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.63%, 11/25/2035(e)	1,165,103	1,175,479
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2, Pass Through Ctfs., 3.12%, 08/15/2047	2,606,406	2,615,324
Series 2015-C23, Class A2, Pass Through Ctfs., 2.98%, 07/15/2050	2,682,532	2,684,964
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(e)	1,467,794	1,467,059
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 2.62% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	8,028,000	8,040,787
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 2.77% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	3,944,000	3,950,279
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 2.92% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	2,676,000	2,681,086
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 3.35% (3 mo. USD LIBOR + 1.23%), 09/15/2025(b)(c)	2,750,000	2,752,811
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 3.73% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(c)	3,206,486	3,213,036

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 3.52% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(c)	$7,800,000	$ 7,808,596
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(e)	2,196,858	2,037,195
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(e)	1,807,389	1,726,455
Series 2013-6, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 05/25/2043(e)	2,992,227	2,908,947
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(e)	1,920,054	1,863,447
Starwood Retail Property Trust, Series 2014-STAR, Class C, Floating Rate Pass Through Ctfs., 4.42% (1 mo. USD LIBOR + 2.50%), 11/15/2027(b)(c)	5,000,000	4,951,543
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 3.87% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	7,700,000	7,774,704
Towd Point Mortgage Trust, Series 2016-3, Class A1, Variable Rate Pass Through Ctfs., 2.25%, 04/25/2056(c)(e)	1,941,226	1,909,493
Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(c)(e)	6,654,758	6,568,627
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.81%, 07/15/2045(e)	504,903	506,724
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, Pass Through Ctfs., 2.63%, 05/15/2048	1,479,471	1,475,030
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A1, Variable Rate Pass Through Ctfs., 3.64%, 09/25/2034(e)	95,158	97,813
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(e)	236,938	242,117

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, IO, Series 2012-C6, Class XA, Variable Rate Pass Through Ctfs., 2.09%, 04/15/2045(c)(e)	$ 2,221,893	$ 131,816
IO, Series 2012-C10, Class XA, Variable Rate Pass Through Ctfs., 1.57%, 12/15/2045(c)(e)	3,772,979	214,916
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.03%, 09/15/2046(e)	4,500,000	4,728,111
Series 2014-C24, Class A2, Pass Through Ctfs., 2.86%, 11/15/2047	1,515,206	1,515,308

Total Asset-Backed Securities (Cost $239,806,964)		238,788,312

U.S. Treasury Securities–6.30%

U.S. Treasury Bills–0.04%(f)(g)

0.00%, 07/26/2018	70,000	69,809
1.59%, 07/26/2018	575,000	573,432
		643,241

U.S. Treasury Notes–6.26%

2.50%, 05/31/2020	33,417,800	33,467,405
2.63%, 05/15/2021	53,237,200	53,356,776
2.75%, 05/31/2023	4,670,300	4,684,439
		91,508,620
Total U.S. Treasury Securities (Cost $91,927,239)		92,151,861

	Shares

Preferred Stocks–0.39%

Investment Banking & Brokerage–0.19%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	105,000	2,727,900

Regional Banks–0.14%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	75,000	2,055,000

Reinsurance–0.06%

Reinsurance Group of America, Inc., 6.20% Pfd.	33,000	898,260
Total Preferred Stocks (Cost $5,325,000)		5,681,160

	Principal Amount

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.34%

Collateralized Mortgage Obligations–0.02%

Fannie Mae REMICs, 2.35% (1 mo. USD LIBOR + 0.45%), 02/25/2047(b)	$100,354	99,212

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)

Freddie Mac REMICs, 7.50%, 09/15/2029	$133,974	$150,692
2.92% (1 mo. USD LIBOR + 1.00%), 12/15/2031(b)	32,566	33,378
2.87% (1 mo. USD LIBOR + 0.95%), 01/15/2032(b)	19,500	20,035
		303,317

Federal Home Loan Mortgage Corp. (FHLMC)–0.06%

Pass Through Ctfs., 6.00%, 03/01/2023	150,132	155,844
8.50%, 05/01/2024 to 08/17/2026	158,691	169,732
7.00%, 10/25/2024 to 10/01/2034	410,621	441,932
Pass Through Ctfs., ARM, 3.23% (6 mo. USD LIBOR + 1.61%), 07/01/2036(b)	47,515	49,278
4.03% (1 yr. USD LIBOR + 2.08%), 02/01/2037(b)	13,066	13,826
3.90% (1 yr. USD LIBOR + 2.05%), 01/01/2038(b)	32,582	34,341
		864,953

Federal National Mortgage Association (FNMA)–0.19%

Pass Through Ctfs., 6.50%, 06/01/2019 to 10/01/2035	304,062	333,853
7.00%, 02/01/2020 to 08/01/2036	1,394,269	1,497,455
7.50%, 01/01/2021 to 02/01/2031	237,269	264,098
8.00%, 09/01/2026 to 07/01/2032	175,873	181,368
9.00%, 01/01/2030	68,056	74,480
8.50%, 05/01/2030 to 07/01/2030	179,274	199,384
Pass Through Ctfs., ARM, 3.46% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(b)	30,637	32,462
3.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(b)	106,079	112,001
3.73% (1 yr. USD LIBOR + 1.73%), 03/01/2038(b)	23,750	24,839
		2,719,940

	Principal Amount	Value

Government National Mortgage Association (GNMA)–0.07%

Pass Through Ctfs., 7.75%, 11/15/2019 to 02/15/2021	$ 21,467	$21,510
6.50%, 07/15/2023 to 02/15/2034	845,746	941,530
7.50%, 12/20/2025	18,562	20,917
7.00%, 10/15/2026 to 06/15/2032	62,922	66,453
8.50%, 07/20/2027	51,751	57,112
		1,107,522
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,637,221)		4,995,732

Municipal Obligations–0.20%

Florida Hurricane Catastrophe Fund Finance Corp.; Series 2013 A, RB, 2.11%, 07/01/2018 (Cost $3,000,000)	3,000,000	2,999,790

	Shares

Money Market Funds–5.48%

Invesco Government & Agency Portfolio–Institutional Class, 1.64% (h)	27,867,660	27,867,660
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (h)	20,439,186	20,443,274
Invesco Treasury Portfolio –Institutional Class, 1.64% (h)	31,848,754	31,848,754
Total Money Market Funds (Cost $80,158,342)		80,159,688
TOTAL INVESTMENTS IN SECURITIES–100.03% (Cost $1,474,751,734)		1,462,960,509
OTHER ASSETS LESS LIABILITIES–(0.03)%		(506,860)
NET ASSETS–100.00%		$1,462,453,649

Investment Abbreviations:

ARM	— Adjustable Rate Mortgage
CLO	— Collateralized Loan Obligation
Ctfs.	— Certificates
Deb.	— Debentures
Gtd.	— Guaranteed
IO	— Interest Only
Jr.	— Junior
LIBOR	— London Interbank Offered Rate
Pfd.	— Preferred
RB	— Revenue Bonds
REIT	— Real Estate Investment Trust
REMICs	— Real Estate Mortgage Investment Conduits
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
USD	— U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $480,232,968, which represented 32.84% of the Fund’s Net Assets.

(d)	Perpetual bond with no specified maturity date.

(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2018.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G.

(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	2051	September-2018	$435,292,705	$880,439	$880,439

Short Futures Contracts
U.S. Treasury 5 Year Notes	559	September-2018	(63,664,859)	(298,263)	(298,263)
U.S. Treasury 10 Year Notes	400	September-2018	(48,175,000)	(344,702)	(344,702)
Subtotal—Short Futures Contracts				(642,965)	(642,965)
Total Futures Contracts—Interest Rate Risk				$237,474	$237,474

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Term Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

                                 Invesco Short Term Bond Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

                                 Invesco Short Term Bond Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco Short Term Bond Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Bonds and Notes	$—	$1,038,183,966	$—	$1,038,183,966
Asset-Backed Securities	—	238,788,312	—	238,788,312
U.S. Treasury Securities	—	92,151,861	—	92,151,861
Preferred Stocks	5,681,160	—	—	5,681,160
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	4,995,732	—	4,995,732
Municipal Obligations	—	2,999,790	—	2,999,790
Money Market Funds	80,159,688	—	—	80,159,688
Total Investments in Securities	85,840,848	1,377,119,661	—	1,462,960,509
Other Investments – Assets*
Futures Contracts	880,439	—	—	880,439
Other Investments – Liabilities*
Futures Contracts	(642,965)	—	—	(642,965)
Total Other Investments	237,474	—	—	237,474
Total Investments	$86,078,322	$1,377,119,661	$—	$1,463,197,983
*	Unrealized appreciation (depreciation).

                                 Invesco Short Term Bond Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Derivative Assets	Value
Interest Rate Risk
Unrealized appreciation on futures contracts—Exchange-Traded	$ 880,439
Derivatives not subject to master netting agreements	(880,439)
Total Derivative Assets subject to master netting agreements	$ —
Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts—Exchange-Traded	$ (642,965)
Derivatives not subject to master netting agreements	642,965
Total Derivative Liabilities subject to master netting agreements	$ —

Effect of Derivative Investments for the three months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$ (523,961)
Change in Net Unrealized Appreciation:
Futures contracts	150,489
Total	$ (373,472)

The table below summarizes the three month average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$ 446,912,632

                                 Invesco Short Term Bond Fund

Invesco U.S. Government Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	GOV-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities–44.57%

U.S. Treasury Bills–0.16%

1.58%, 07/26/2018(a)	$85,000	$84,768
1.59%, 07/26/2018(a)(b)	675,000	673,159
1.79%, 07/26/2018(a)	110,000	109,700
		867,627

U.S. Treasury Notes–30.55%

1.63%, 06/30/2019	6,000,000	5,957,930
0.75%, 07/15/2019	11,000,000	10,812,012
1.63%, 07/31/2019	9,700,000	9,624,219
3.38%, 11/15/2019	1,700,000	1,724,271
1.00%, 11/30/2019	4,000,000	3,920,000
1.75%, 11/30/2019	2,000,000	1,981,641
3.63%, 02/15/2020	6,800,000	6,938,789
1.38%, 02/29/2020	5,500,000	5,403,320
3.50%, 05/15/2020	3,500,000	3,570,752
1.38%, 08/31/2020	5,300,000	5,173,711
2.00%, 09/30/2020	4,900,000	4,847,172
2.00%, 01/15/2021	8,800,000	8,685,531
1.25%, 03/31/2021	2,500,000	2,412,500
3.13%, 05/15/2021	1,700,000	1,727,559
1.13%, 06/30/2021	3,200,000	3,063,938
2.13%, 08/15/2021	3,700,000	3,647,463
2.00%, 10/31/2021	2,500,000	2,450,586
2.00%, 11/15/2021	100,000	98,018
2.13%, 12/31/2021	3,000,000	2,949,785
1.88%, 03/31/2022	4,000,000	3,890,000
1.75%, 05/15/2022	1,750,000	1,691,792
2.00%, 07/31/2022	9,000,000	8,769,375
1.63%, 08/31/2022	5,000,000	4,793,848
1.75%, 09/30/2022	7,000,000	6,739,961
2.00%, 11/30/2022	5,000,000	4,860,547
2.13%, 12/31/2022	12,000,000	11,717,344
2.38%, 01/31/2023	3,000,000	2,960,625
1.50%, 02/28/2023	4,500,000	4,265,156
1.63%, 04/30/2023	4,000,000	3,805,234
1.63%, 10/31/2023	1,700,000	1,607,098
2.25%, 01/31/2024	1,000,000	974,492
2.13%, 07/31/2024	3,000,000	2,891,836
2.38%, 08/15/2024	5,000,000	4,888,770
2.25%, 11/15/2024	4,000,000	3,875,078
2.25%, 11/15/2025	700,000	673,490
1.50%, 08/15/2026	12,600,000	11,363,630
2.25%, 11/15/2027	2,000,000	1,899,023
		166,656,496

U.S. Treasury Bonds–12.51%

7.88%, 02/15/2021	5,500,000	6,270,215
3.50%, 02/15/2039	2,500,000	2,714,892
4.25%, 05/15/2039	2,900,000	3,488,100
4.63%, 02/15/2040	2,800,000	3,543,750
4.75%, 02/15/2041	2,000,000	2,583,711

	Principal Amount	Value

U.S. Treasury Bonds–(continued)

3.38%, 05/15/2044	$11,900,000	$12,680,008
3.00%, 05/15/2045	3,000,000	2,994,258
2.88%, 08/15/2045	4,100,000	3,994,137
2.50%, 05/15/2046	3,000,000	2,707,267
2.25%, 08/15/2046	1,500,000	1,281,973
3.00%, 05/15/2047	11,850,000	11,803,017
2.75%, 08/15/2047	11,000,000	10,423,575
2.75%, 11/15/2047	4,000,000	3,789,609
		68,274,512

U.S. Treasury Inflation - Indexed Notes–1.35%(c)

0.13%, 04/15/2021	4,422,012	4,360,648
0.13%, 04/15/2022	3,078,210	3,019,163
		7,379,811
Total U.S. Treasury Securities (Cost $250,202,331)		243,178,446

U.S. Government Sponsored Agency Mortgage-Backed Securities–42.84%

Collateralized Mortgage Obligations–22.13%

Fannie Mae ACES, 2.48% (1 mo. USD LIBOR + 0.59%), 09/25/2023 (d)	3,042,044	3,051,237
Fannie Mae REMICs, 4.00%, 07/25/2018 to 07/25/2040	1,996,337	2,035,705
5.00%, 08/25/2019	68,322	68,731
2.25%, 02/25/2021	40,329	40,165
2.31% (1 mo. USD LIBOR + 0.35%), 10/25/2025(d)	1,016,755	1,020,144
2.50%, 03/25/2026	343,811	341,790
7.00%, 09/18/2027	664,224	718,441
1.50%, 01/25/2028	5,074,171	4,834,032
6.50%, 03/25/2032	1,953,471	2,159,148
5.75%, 10/25/2035	481,169	515,718
2.26% (1 mo. USD LIBOR + 0.30%), 05/25/2036(d)	2,400,510	2,393,942
4.25%, 02/25/2037	530,580	540,307
2.41% (1 mo. USD LIBOR + 0.45%), 03/25/2037(d)	1,394,082	1,399,748
2.46% (1 mo. USD LIBOR + 0.50%), 03/25/2037 to 03/25/2040 (d)	1,840,890	1,843,597
2.56% (1 mo. USD LIBOR + 0.60%), 10/25/2037(d)	4,360,891	4,418,996
2.36% (1 mo. USD LIBOR + 0.40%), 06/25/2038 to 09/25/2046 (d)	14,403,829	14,467,707
6.57%, 06/25/2039(e)	1,609,648	1,837,007
2.51% (1 mo. USD LIBOR + 0.55%), 02/25/2041(d)	2,203,469	2,217,434
2.48% (1 mo. USD LIBOR + 0.52%), 11/25/2041(d)	1,207,782	1,218,556
2.21% (1 mo. USD LIBOR + 0.32%), 08/25/2044(d)	2,577,318	2,574,996

See accompanying notes which are an integral part of this schedule.

                                         Invesco U.S. Government Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)

2.29% (1 mo. USD LIBOR + 0.40%), 11/25/2046(d)	$4,763,037	$4,770,688

2.37% (1 mo. USD LIBOR + 0.48%), 02/25/2056(d)	6,025,764	6,037,088

2.31% (1 mo. USD LIBOR + 0.42%), 12/25/2056(d)	5,784,953	5,792,367
Freddie Mac REMICs, 4.50%, 07/15/2018 to 11/15/2039	509,820	516,695
3.00%, 10/15/2018 to 04/15/2026	408,343	409,410
5.00%, 01/15/2019	105	105
2.42% (1 mo. USD LIBOR + 0.50%), 12/15/2035 to 03/15/2040 (d)	4,373,451	4,393,821
2.22% (1 mo. USD LIBOR + 0.30%), 03/15/2036 to 09/15/2044 (d)	14,027,379	14,023,337
2.24% (1 mo. USD LIBOR + 0.35%), 11/15/2036(d)	1,748,501	1,746,106
2.29% (1 mo. USD LIBOR + 0.37%), 03/15/2037(d)	1,504,165	1,506,232
2.32% (1 mo. USD LIBOR + 0.40%), 05/15/2037 to 06/15/2037 (d)	3,866,085	3,879,226
2.27% (1 mo. USD LIBOR + 0.35%), 03/15/2039(d)	664,520	669,261
2.37% (1 mo. USD LIBOR + 0.45%), 03/15/2039 to 02/15/2042 (d)	11,683,098	11,745,343
2.78% (1 mo. USD LIBOR + 0.86%), 11/15/2039(d)	326,871	334,126
Freddie Mac STRIPS, 2.24% (1 mo. USD LIBOR + 0.35%), 10/15/2037 (d)	3,704,242	3,711,474
Freddie Mac Whole Loan Securities Trust, Pass Through Ctfs., 3.50%, 05/25/2047	2,268,122	2,285,978
Ginnie Mae REMICs, 5.72%, 08/20/2034(e)	1,152,391	1,251,328
5.88%, 01/20/2039(e)	3,507,445	3,822,539
2.73% (1 mo. USD LIBOR + 0.80%), 09/16/2039(d)	1,227,890	1,247,387
4.49%, 07/20/2041(e)	807,490	830,466
3.01%, 09/20/2041(e)	3,187,382	3,317,484
2.20% (1 mo. USD LIBOR + 0.25%), 01/20/2042(d)	756,225	755,838
		120,743,700

Federal Home Loan Mortgage Corp. (FHLMC)–8.34%

Pass Through Ctfs., 10.00%, 01/01/2019 to 04/01/2020	12,213	12,373
6.00%, 07/01/2019 to 07/01/2038	330,616	347,914
10.50%, 08/01/2019 to 01/01/2021	542	546
4.50%, 09/01/2020 to 01/01/2040	2,865,211	3,020,540
7.50%, 11/01/2020 to 05/01/2035	1,793,748	2,009,410
9.50%, 11/01/2020 to 04/01/2025	12,755	13,053
6.50%, 01/01/2021 to 12/01/2035	3,668,746	4,127,403
9.00%, 06/01/2021 to 04/01/2025	88,569	93,249

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)

7.00%, 12/01/2021 to 02/01/2035	$853,763	$935,994
5.50%, 12/01/2022 to 01/01/2037	426,346	445,868
8.00%, 10/01/2023 to 02/01/2035	256,671	283,537
8.50%, 05/01/2026 to 08/01/2031	162,364	187,000
3.50%, 08/01/2026	1,465,304	1,486,381
3.00%, 05/01/2027 to 02/01/2032	14,808,187	14,754,030
7.05%, 05/20/2027	165,402	176,748
6.03%, 10/20/2030	353,312	385,260
5.00%, 07/01/2035 to 01/01/2040	1,484,118	1,590,051
Pass Through Ctfs., ARM, 3.63% (1 yr. USD LIBOR + 1.88%), 09/01/2035(d)	870,991	921,268
3.31% (1 yr. USD LIBOR + 1.56%), 10/01/2036(d)	1,210,296	1,260,808
3.66% (1 yr. USD LIBOR + 1.91%), 10/01/2036(d)	401,409	422,973
3.73% (1 yr. USD LIBOR + 1.96%), 12/01/2036(d)	287,867	303,490
3.34% (6 mo. USD LIBOR + 1.53%), 05/01/2037(d)	487,662	504,744
3.76% (1 yr. USD LIBOR + 1.97%), 11/01/2037(d)	1,172,705	1,229,235
3.90% (1 yr. USD LIBOR + 2.05%), 01/01/2038(d)	260,659	274,733
3.74% (1 yr. USD LIBOR + 1.84%), 07/01/2038(d)	1,943,763	2,044,776
3.69% (1 yr. USD LIBOR + 1.78%), 06/01/2043(d)	1,599,733	1,671,612
2.89% (1 yr. USD LIBOR + 1.64%), 01/01/2048(d)	7,070,582	7,037,680
		45,540,676

Federal National Mortgage Association (FNMA)–8.77%

Pass Through Ctfs.,
5.00%, 06/01/2018 to 03/01/2039	1,321,738	1,398,054
4.50%, 04/01/2019 to 08/01/2039	2,140,027	2,247,431
6.50%, 07/01/2019 to 10/01/2038	2,760,658	3,077,563
7.00%, 08/01/2019 to 06/01/2036	3,353,145	3,706,056
10.00%, 12/20/2019 to 12/20/2021	6,372	6,442
5.50%, 03/01/2021 to 05/01/2035	3,766,701	4,099,642
9.50%, 08/01/2022	696	702
6.00%, 09/01/2022 to 10/01/2038	2,849,324	3,166,149
6.75%, 07/01/2024	235,187	261,760
8.50%, 01/01/2025 to 08/01/2037	716,328	809,829
9.91%, 04/20/2025	4,196	4,258
6.95%, 07/01/2025 to 10/01/2025	46,349	46,522
7.50%, 07/01/2025 to 08/01/2037	2,781,727	3,175,032
8.00%, 09/01/2026 to 12/01/2036	2,037,731	2,319,119
3.50%, 05/01/2027 to 06/01/2027	3,022,740	3,066,434
3.00%, 12/01/2031 to 07/01/2032	8,667,569	8,630,270
Pass Through Ctfs., ARM,
3.64% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(d)	1,884,834	2,005,462

See accompanying notes which are an integral part of this schedule.

                                         Invesco U.S. Government Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–(continued)

3.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(d)	$823,674	$869,656
3.51% (1 yr. USD LIBOR + 1.71%), 01/01/2037(d)	2,945,747	3,093,389
2.74% (1 yr. USD LIBOR + 1.75%), 02/01/2042(d)	1,004,032	1,054,971
2.16% (1 yr. USD LIBOR + 1.52%), 08/01/2043(d)	2,175,219	2,176,399
2.21% (1 yr. USD LIBOR + 1.78%), 06/01/2044(d)	492,042	508,219
2.46% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 07/01/2044(d)	2,172,741	2,144,719
		47,868,078

Government National Mortgage Association (GNMA)–3.60%

Pass Through Ctfs.,
7.00%, 07/15/2018 to 12/15/2036	763,584	800,909
6.50%, 10/15/2018 to 09/15/2034	1,607,312	1,781,610
10.00%, 06/15/2019 to 07/15/2024	4,138	4,145
9.00%, 09/15/2019 to 04/15/2021	5,457	5,483
8.00%, 01/15/2020 to 04/15/2036	934,532	1,048,749
9.50%, 08/15/2020 to 03/15/2023	7,171	7,491
6.95%, 07/20/2025 to 11/20/2026	226,319	233,817
7.50%, 03/15/2026 to 10/15/2035	1,174,641	1,343,583
6.00%, 12/15/2028 to 08/15/2033	810,987	897,512
8.50%, 07/15/2030 to 01/15/2037	93,386	102,105
6.10%, 12/20/2033	1,880,589	2,097,394
3.50%, 08/20/2042 to 10/20/2042	2,515,383	2,509,715
4.00%, 09/20/2045	8,553,160	8,798,302
		19,630,815
Total U.S. Government Sponsored Agency Mortgage -Backed Securities (Cost $231,205,050)		233,783,269

Bonds–9.77%

Collateralized Mortgage Obligations–9.31%

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.89%, 09/15/2048(e)	19,011,623	929,288
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 3.61%, 01/25/2035(e)	753,420	769,389
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(e)(f)	2,795,005	2,759,980

Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(e)(f)	3,494,110	3,442,221

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)

Commercial Mortgage Trust, Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(e)(f)	$5,390,000	$5,413,822
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.38%, 08/10/2048(e)	6,800,000	6,970,582
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 4/22/2013; Cost $7,153,057) (f)	6,911,166	6,993,236
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.25% (PNMR - 3.00%), 09/08/2039 (Acquired 11/05/2010-10/27/2011; Cost $9,916,307) (d)(f)	9,589,552	9,727,401
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(f)	445,047	443,244
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSD, Floating Rate Pass Through Ctfs., 5.58% (1 mo. USD LIBOR + 3.66%), 08/15/2026(d)(f)	3,600,000	3,652,140
Towd Point Mortgage Trust, Series 2015-1, Class AES, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2053(e)(f)	2,688,903	2,681,043
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2048(e)	7,100,000	7,027,893
		50,810,239

Sovereign Debt–0.46%

Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	2,200,000	2,487,994
Total Bonds (Cost $53,497,743)		53,298,233

Corporate Notes–1.83%

Private Export Funding Corp.–1.83%

Series BB,
Sec. Gtd. Notes, 4.30%, 12/15/2021	4,800,000	5,048,054
Series HH,
Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,944,640
Total Corporate Notes (Cost $9,798,976)		9,992,694

See accompanying notes which are an integral part of this schedule.

                                         Invesco U.S. Government Fund

	Principal Amount	Value

U.S. Government Sponsored Agency Securities –0.35%

Tennessee Valley Authority (TVA)–0.35%

Sr. Unsec. Global Notes, 1.88%, 08/15/2022 (Cost $1,992,197)	$ 2,000,000	$1,937,104

	Shares

Money Market Funds–0.47%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (g)	1,540,894	1,540,894
Invesco Treasury Portfolio–Institutional Class, 1.64% (g)	1,027,262	1,027,262
Total Money Market Funds (Cost $2,568,156)		2,568,156

Options Purchased–0.03%

(Cost $203,040) (h)		137,146
TOTAL INVESTMENTS IN SECURITIES–99.86% (Cost $549,467,493)		544,895,048
OTHER ASSETS LESS LIABILITIES–0.14%		756,772
NET ASSETS–100.00%		$545,651,820

Investment Abbreviations:

ACES	—Automatically Convertible Extendable Security
ARM	—Adjustable Rate Mortgage
Ctfs.	—Certificates
Gtd.	—Guaranteed
LIBOR	—London Interbank Offered Rate
PNMR	—Panamanian Mortgage Reference Rate
IO	—Interest Only
REMICs	—Real Estate Mortgage Investment Conduits
Sec.	—Secured
Sr.	—Senior
STRIPS	—Separately Traded Registered Interest and Principal Security
Unsec.	—Unsecured
USD	—U.S. Dollar

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(c)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2018.

(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $35,113,087, which represented 6.44% of the Fund’s Net Assets.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

(h)	The table below details options purchases. See Notes 1G.

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
7 Year Interest Rate Swap	Put	Citibank, N.A.	2.87%	Pay	3 Month USD LIBOR	Quarterly	07/18/2018	$28,200,000	$137,146
Total Options Purchased - Interest Rate Risk (Cost $203,040)									$137,146

See accompanying notes which are an integral part of this schedule.

                                         Invesco U.S. Government Fund

Open Futures Contracts
					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
U.S. Treasury 10 Year Notes	41	September-2018	$4,937,938	$48,926	$48,926
U.S. Treasury Ultra Bonds	93	September-2018	14,833,500	339,872	339,872
Subtotal—Long Futures Contracts				388,798	388,798

Short Futures Contracts
U.S. Treasury 2 Year Notes	65	September-2018	(13,795,234)	(26,531)	(26,531)
U.S. Treasury 10 Year Ultra Bonds	70	September-2018	(8,984,063)	(85,495)	(85,495)
U.S. Treasury Long Bonds	6	September-2018	(870,750)	(14,123)	(14,123)
Subtotal—Short Futures Contracts				(126,149)	(126,149)
Total Futures Contracts—Interest Rate Risk				$262,649	$262,649

Open Centrally Cleared Interest Rate Swap Agreements - Interest Rate Risk
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Pay	3 Month USD LIBOR	Quarterly	2.87%	Semi- Annually	07/20/2025	$14,100,000	$—	$30,700	$30,700

Abbreviations:

LIBOR	—	London Interbank Offered Rate
USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                         Invesco U.S. Government Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco U.S. Government Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                                         Invesco U.S. Government Fund

E.	Futures Contracts – (continued)

Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

G.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

H.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

                                         Invesco U.S. Government Fund

H.	Swap Agreements – (continued)

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity

                                         Invesco U.S. Government Fund

H.	Swap Agreements – (continued)

and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

I.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                         Invesco U.S. Government Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$243,178,446	$—	$243,178,446
U.S. Government Sponsored Agency Mortgaged-Backed Securities	—	233,783,269	—	233,783,269
Bonds	—	53,298,233	—	53,298,233
Corporate Notes	—	9,992,694	—	9,992,694
U.S. Government Sponsored Agency Securities	—	1,937,104	—	1,937,104
Money Market Funds	2,568,156	—	—	2,568,156
Options Purchased	—	137,146	—	137,146
Total Investments in Securities	2,568,156	542,326,892	—	544,895,048
Other Investments – Assets*
Futures Contracts	388,798	—	—	388,798
Swap Agreements	—	30,700	—	30,700
	388,798	30,700	—	419,498
Other Investments – Liabilities*
Futures Contracts	(126,149)	—	—	(126,149)
Total Other Investments	262,649	30,700	—	293,349
Total Investments	$2,830,805	$542,357,592	$—	$545,188,397
*	Unrealized appreciation (depreciation).

                                         Invesco U.S. Government Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts—Exchange-Traded	$ 388,798
Unrealized appreciation on swap agreements—Centrally Cleared	30,700
Options purchased, at value—OTC(a)	137,146
Total Derivative Assets	556,644
Derivatives not subject to master netting agreements	(419,498)
Total Derivative Assets subject to master netting agreements	$137,146

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts—Exchange-Traded	$(126,149)
Derivatives not subject to master netting agreements	126,149
Total Derivative Liabilities subject to master netting agreements	$ —

(a)	Options purchased, at value as reported in the Schedule of Investments.

                                         Invesco U.S. Government Fund

Effect of Derivative Investments for the three months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):

Futures contracts	$(19,812)
Options purchased(a)	—
Swap agreements	(260)

Change in Net Unrealized Appreciation (Depreciation):

Futures contracts	132,172
Options purchased(a)	(65,894)
Swap agreements	30,700
Total	$76,906

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation of investment securities.

The table below summarizes the three month average notional value of futures contracts and the two month average notional value of options purchased and swap agreements outstanding during the period.

	Futures Contracts	Options Purchased	Swap Agreements
Average notional value	$42,996,175	$28,200,000	$14,100,000

NOTE 4 – Significant/Subsequent Event

On May 1, 2018, the Board of Trustees approved changes to the Fund’s investment strategies that reposition the Fund as a multi-sector income fund, including changing the Fund’s name to Invesco Income Fund. The Fund’s investment objective will be changed from total return, comprised of current income and capital appreciation to current income, and secondarily, capital appreciation. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies, instrumentalities or sponsored corporations and in derivatives and other instruments that have economic characteristics similar to such securities. These changes took effect on July 26, 2018.

                                         Invesco U.S. Government Fund

Item 2.	Controls and Procedures.

(a)

As of May 18, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 18, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 30, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.